As filed with the Securities and Exchange Commission on February 28, 1996


                                         Securities Act Registration No. 2-63394
                                Investment Company Act Registration No. 811-2896

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------


                                   FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          Pre-Effective Amendment No.                        [ ]
                        Post-Effective Amendment No. 28                      [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                Amendment No. 27                             [X]
                        (Check appropriate box or boxes)


                                  ------------

                        PRUDENTIAL HIGH YIELD FUND, INC.
               (Exact name of registrant as specified in charter)
               (formerly Prudential-Bache High Yield Fund, Inc.)

                               ONE SEAPORT PLAZA,
                            NEW YORK, NEW YORK 10292
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 214-1250

                               S. Jane Rose, Esq.
                               One Seaport Plaza
                            New York, New York 10292
               (Name and Address of Agent for Service of Process)

                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.

              It is proposed that this filing will become effective
                            (check appropriate box):


          [ ] immediately upon filing pursuant to paragraph (b)
          [X] on March 1, 1996 pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [ ] on (date) pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on (date) pursuant to paragraph (a)(2) of rule 485.
                If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's most recent fiscal year ended December 31, 1995 was filed on February 27, 1996.


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                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

N-1a Item No.                                                                     Location
-------------                                                                     --------
Part A
Item  1. Cover Page.............................................................  Cover Page
Item  2. Synopsis...............................................................  Fund Expenses
Item  3. Condensed Financial Information........................................  Fund Expenses; Financial Highlights;
                                                                                  How the Fund Calculates Performance
Item  4. General Description of Registrant......................................  Cover Page; Fund Highlights; How the
                                                                                  Fund Invests; General Information
Item  5. Management of the Fund.................................................  Financial Highlights; How the Fund
                                                                                  is Managed
Item  6. Capital Stock and Other Securities.....................................  Dividends, Distributions and Taxes;
                                                                                  General Information
Item  7. Purchase of Securities Being Offered...................................  Shareholder Guide; How the Fund
                                                                                  Values its Shares
Item  8. Redemption or Repurchase...............................................  Shareholder Guide; How the Fund
                                                                                  Values its Shares; General Information
Item  9. Pending Legal Proceedings..............................................  Not Applicable

Part B
Item 10. Cover Page.............................................................  Cover Page
Item 11. Table of Contents......................................................  Table of Contents
Item 12. General Information and History........................................  General Information
Item 13. Investment Objectives and Policies.....................................  Investment Objective and Policies;
                                                                                  Investment Restrictions
Item 14. Management of the Fund.................................................  Directors and Officers; Manager;
                                                                                  Distributor
Item 15. Control Persons and Principal Holders of Securities....................  Not Applicable
Item 16. Investment Advisory and Other Services.................................  Manager; Distributor; Custodian,
                                                                                  Transfer and Dividend Disbursing
                                                                                  Agent and Independent Accountants
Item 17. Brokerage Allocation and Other Practices...............................  Portfolio Transactions and Brokerage
Item 18. Capital Stock and Other Securities.....................................  Not Applicable
Item 19. Purchase, Redemption and Pricing of Securities Being Offered...........  Purchase and Redemption of Fund
                                                                                  Shares; Shareholder Investment
                                                                                  Account; Net Asset Value
Item 20. Tax Status.............................................................  Taxes, Dividends and Distributions
Item 21. Underwriters...........................................................  Distributor
Item 22. Calculation of Performance Data........................................  Performance Information
Item 23. Financial Statements...................................................  Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective
         Amendment to the Registration Statement.


Prudential High Yield Fund, Inc.
                                (Class Z Shares)
--------------------------------------------------------------------------------
Prospectus dated March 1, 1996
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Prudential High Yield Fund, Inc. (the Fund) is an open-end, diversified management investment company whose primary investment objective is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities. Capital appreciation is a secondary investment objective which will only be sought when consistent with the primary objective. The high yield securities sought by the Fund will generally be securities rated in the medium to lower categories by recognized rating services (Baa or lower by Moody's Investors Service, or BBB or lower by Standard & Poor's Ratings Group or comparably rated by any other Nationally Recognized Statistical Rating Organization) or non-rated securities which are, in the opinion of the Fund's investment adviser, of comparable quality. Generally, the Fund will not invest in securities rated below B by both of these services. There can be no assurance that the Fund's investment objectives will be achieved. See "How the Fund Invests-Investment Objective and Policies."

The Fund may invest up to 100% of its assets in lower-rated bonds, commonly known as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest, including default risk, than higher rated bonds. Purchasers should carefully assess the risks associated with an investment in the Fund. See "How the Fund Invests-Investment Objective and Policies" at page
8. See also "How the Fund Invests-Risk Factors Relating to Investing in High Yield Securities" at page 9 and "Description of Corporate Bond Ratings" at page A-1.

The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

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Class Z shares  are  offered  exclusively  for sale to  participants  in the PSI
401(k) Plan, an employee benefit plan sponsored by Prudential Securities Incorporated (the PSI 401(k) Plan or the Plan). Only Class Z shares are offered through this Prospectus. The Fund also offers Class A, Class B and Class C shares through the attached Prospectus dated March 1, 1996 (the Retail Class Prospectus) which is a part hereof.

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This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

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Investors are advised to read this Prospectus and retain it for future reference.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  FUND EXPENSES

                                                                 Class Z Shares
Shareholder Transaction Expenses                                 --------------
  Maximum Sales Load Imposed on Purchases (as a percentage of
    offering price)..............................................     None
  Maximum Sales Load or Deferred Sales Load Imposed on
    Reinvested Dividend..........................................     None
  Deferred Sales Load (as a percentage of original purchase
    price or redemption proceeds, whichever is lower)............     None
  Redemption Fees................................................     None
  Exchange Fee...................................................     None

Annual Fund Operating Expenses*                                  Class Z Shares
(as a percentage of average net assets)                          --------------
  Management Fees................................................     .42%
  12b-1 Fees.....................................................     None
  Other Expenses.................................................     .18%
                                                                     -----
  Total Fund Operating Expenses..................................     .60%
                                                                     =====

Example                                      1 year  3 years  5 years  10 years
You would pay the following expenses on a
  $1,000 investment, assuming:
  (1) 5% annual return and (2) redemption
  at the end of each time period:
    Class Z....................................  $6      $19      $33      $75


The above example is based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended December 31, 1995. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in Class Z shares of the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.


*Estimated based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended December 31, 1995.

The following information supplements "How the Fund is Managed-Distributor" in the Retail Class Prospectus:


    Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund.


The following information supplements "How the Fund Values its Shares" in the Retail Class Prospectus:

    The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution and/or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the
distribution-related   expense  accrual  differential  among  the  classes.

The following information supplements "Taxes, Dividends and Distributions-Taxation of Shareholders" in the Retail Class Prospectus:

    As a qualified plan, the PSI 401(k) Plan generally pays no federal income tax. Individual participants in the Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in the PSI 401(k) Plan.

    The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

The  following  information   supplements  the  information  under  "Shareholder
Guide-How to Buy Shares of the Fund" and "Shareholder Guide-How to Sell Your Shares" in the Retail Class Prospectus:

    Class Z shares of the Fund are offered exclusively for sale to participants in the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual plan participants with respect to contributions in the Plan. All purchases by the Plan will be for Class Z shares. Effective as of March 1, 1996, Class A shares held through the PSI 401(k) Plan on behalf of participants will be automatically exchanged for Class Z shares. Individual Plan participants should contact the Prudential Securities Benefits Department for information on making or changing of investment choices. The Prudential Securities Benefits Department is located at One Seaport Plaza, 33rd Floor, New York, New York 10292 and may be reached by calling (212) 214-7194.


    The average net asset value per share at which shares of the Fund are purchased or redeemed by the Plan for the accounts of individual plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.


The following information supplements "Shareholder Guide-How to Exchange Your Shares" in the Retail Class Prospectus:

    Class Z shareholders of the Fund may exchange their Class Z shares for Class Z shares of certain other Prudential Mutual Funds on the basis of relative net asset value. You should contact the Prudenital Securities Benefits Department about how to exchange your Class Z shares. See "How to Buy Shares of the Fund" above. Participants who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.

The information above also supplements the information under "Fund Highlights" in the Retail Class Prospectus as appropriate.

Prudential High Yield Fund, Inc.


--------------------------------------------------------------------------------

Prospectus dated March 1, 1996

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Prudential High Yield Fund, Inc. (the Fund) is an open-end, diversified management investment company whose primary investment objective is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities. Capital appreciation is a secondary investment objective which will only be sought when consistent with the primary objective. The high yield securities sought by the Fund will generally be securities rated in the medium to lower categories by recognized rating services (Baa or lower by Moody's Investors Service, or BBB or lower by Standard & Poor's Ratings Group or comparably rated by any other Nationally Recognized Statistical Rating Organization) or non-rated securities which are, in the opinion of the Fund's investment adviser, of comparable quality. Generally, the Fund will not invest in securities rated below B by both of these services. There can be no assurance that the Fund's investment objectives will be achieved. See "How the Fund Invests-Investment Objective and Policies."


The Fund may invest up to 100% of its assets in lower-rated bonds, commonly known as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest, including default risk, than higher rated bonds. Purchasers should carefully assess the risks associated with an investment in the Fund. See "How the Fund Invests-Investment Objective and Policies" at page
8. See also "How the Fund Invests-Risk Factors Relating to Investing in High Yield Securities" at page 9 and "Description of Corporate Bond Ratings" at page A-1.

The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

--------------------------------------------------------------------------------


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

    The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------
What is Prudential High Yield Fund, Inc.?

    Prudential High Yield Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

What are the Fund's Investment Objectives?


    The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities rated Baa or lower by Moody's Investors Service (Moody's), or BBB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO), and which in the opinion of the Fund's investment adviser do not subject a fund investing in such securities to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. There can be no assurance that the Fund's objectives will be achieved. See "How the Fund Invests-Investment Objective and Policies" at page 8.


Risk Factors and Special Characteristics

    The Fund invests primarily in lower-rated bonds, commonly known as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund. See "How the Fund Invests-Investment Objective and Policies" at page 8. See also "How the Fund Invests-Risk Factors Relating to Investing in High Yield Securities" at page 9 and "Description of Corporate Bond Ratings" at page A-1.

Who Manages the Fund?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% of the Fund's average daily net assets in excess of $3 billion. As of January 31, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed-Manager" at page 11.


Who Distributes the Fund's Shares?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's shares. Prudential Securities is paid an annual distribution and service fee which is currently being charged at the rate of .15 of 1% of the average daily net assets of the Class A shares, at the rate of up to .75 of 1% of the average daily net assets of the Class B shares and which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.


     See "How the Fund is Managed-Distributor" at page 12.

--------------------------------------------------------------------------------

What is the Minimum Investment?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Fund" at page 18 and "Shareholder Guide-Shareholder Services" at page 27.


How Do I Purchase Shares?


    You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 15 and "Shareholder Guide-How to Buy Shares of the Fund" at page 18.


What Are My Purchase Alternatives?


    The Fund offers three classes of shares through this Prospectus:


    * Class A Shares:  Sold  with  an  initial sales charge of up to 4%  of  the offering price.

    * Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

    * Class C Shares:  Sold  without  an  initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


    See "Shareholder Guide-Alternative Purchase Plan" at page 19.


How Do I Sell My Shares?

    You may redeem shares of the Fund at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares" at page 22.

How Are Dividends and Distributions Paid?

    The Fund expects to declare daily and pay monthly dividends of net investment income and make distributions of any net capital gains, if any, at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 16.

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--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses+        Class A Shares    Class B Shares            Class C Shares
                                         --------------    --------------            --------------
    Maximum Sales Load Imposed on
      Purchases (as a percentage of
      offering price) ..................        4%               None                      None

    Maximum Sales Load or Deferred
      Sales Load Imposed on
      Reinvested Dividends .............       None              None                      None

    Deferred Sales Load (as a
      percentage of original purchase
      price or redemption proceeds,
      whichever is lower) ..............       None     5% during the first year,    1% on redemptions
                                                             decreasing by 1%         made within one
                                                          annually to 1% in the       year of purchase
                                                        fifth and sixth years and
                                                           0% the seventh year*
    Redemption Fees ....................       None              None                      None
    Exchange Fees ......................       None              None                      None


Annual Fund Operating Expenses
(as a percentage of average net assets)    Class A Shares    Class B Shares            Class C Shares
                                           --------------    --------------            --------------
    Management Fees ....................       .42%              .42%                      .42%
    12b-1 Fees (After Reduction) .......       .15%++            .75%++                    .75%++
    Other Expenses .....................       .18%              .18%                      .18%
                                               ---              ----                      ----
    Total Fund Operating Expenses ......       .75%             1.35%                     1.35%
                                               ===              ====                      ====



Example                                                                         1 year   3 years 5 years  10 years
-------                                                                         ------   ------- -------  --------
You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each time period:

    Class A ..........................................................            $47      $63     $80      $129
    Class B ..........................................................            $64      $73     $84      $138
    Class C ..........................................................            $24      $43     $74      $162

You would pay the following expenses
  on the same investment assuming
  no redemption:
    Class A ..........................................................            $47      $63     $80      $129
    Class B ..........................................................            $14      $43     $74      $138
    Class C ..........................................................            $14      $43     $74      $162


The above example is based on data for the Fund's fiscal year ended December 31, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes an estimate of operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees.

----------

 *Class B shares  will  automatically  convert to  Class A shares  approximately  seven  years after  purchase.  See  "Shareholder
  Guide-Conversion Feature-Class B Shares."

 +Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial  sales charges,  deferred sales charges  and  asset-based  sales  charges on shares of the Fund may not exceed  6.25% of total gross  sales,  subject to certain exclusions.  This  6.25%  limitation  is  imposed on the Fund  rather  than on a per  shareholder  basis.  Therefore,  long-term shareholders  of the Fund may pay more in total  sales  charges  than the  economic  equivalent  of 6.25% of such  shareholders'
  investment in such shares. See "How the Fund is Managed-Distributor."

++Although the Class A and Class C Distribution  and Service  Plans provide that the  Fund may pay a distribution fee of up to .30 of 1% per annum and 1% per  annum of the  average  daily  net  assets  of the  Class A and  Class C  shares,  respectively,  the
  Distributor has agreed to limit its distribution fees with respect to Class A and Class C shares of the Fund to no more than .15 of 1% and .75 of 1% of the average  daily net asset value of the Class A and Class C shares,  respectively,  for the year ending
  December 31, 1996. Total operating  expenses  without such  limitations  would be .90% and 1.60% for Class A and Class C shares, respectively. See "How the Fund is Managed-Distributor."
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the periods indicated)
                                (Class A Shares)
--------------------------------------------------------------------------------


The following financial highlights with respect to each of the five years in the period ended December 31, 1995 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."


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                                                                                                   January 22,
                                                                                                     1990(b)
                                                             Year Ended December 31,                 through
                                               --------------------------------------------------- December 31,
                                                  1995      1994       1993       1992       1991      1990
                                               --------   --------   --------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period ...................................   $   7.68   $   8.70   $   8.19   $   7.88   $  6.72   $  8.49
                                               --------   --------   --------   --------   -------   -------
Income from investment operations:
Net investment income ......................        .81        .80        .84        .90       .93      1.01
Net realized and unrealized gain
  (loss) on investments ....................        .53      (1.00)       .52        .32      1.26     (1.74)
                                               --------   --------   --------   --------   -------   -------
  Total from investment
    operations .............................       1.34       (.20)      1.36       1.22      2.19      (.73)
                                               --------   --------   --------   --------   -------   -------
Less distributions:
Dividends from net investment
  income ...................................       (.81)      (.80)      (.84)      (.90)     (.93)    (1.01)
Dividends in excess of net
  investment income ........................       (.02)      (.02)      (.01)       -         -         -
Distributions from paid-in capital
  in excess of par .........................        -          -          -         (.01)     (.10)     (.03)
                                               --------   --------   --------   --------   -------   -------
  Total distributions ......................       (.83)      (.82)      (.85)      (.91)    (1.03)    (1.04)
                                               --------   --------   --------   --------   -------   -------
Net asset value, end of period .............   $   8.19   $   7.68   $   8.70   $   8.19   $  7.88   $  6.72
                                               ========   ========   ========   ========   =======   =======

TOTAL RETURN:(a) ...........................      18.17%     (2.35)%    17.32%     15.97%    34.29%    (9.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ............ $1,336,354   $161,435   $171,364   $106,188   $54,025   $21,448
Average net assets (000) ................... $1,056,555   $165,517   $149,190   $ 81,129   $37,194   $15,594
Ratios to average net assets:
  Expenses, including
    distribution fees ......................        .75%       .78%       .76%       .85%      .88%      .93%(c)
  Expenses, excluding
    distribution fees ......................        .60%       .63%       .61%       .70%      .73%      .78%(c)
  Net investment income ....................      10.13%      9.86%      9.93%     10.96%    12.73%    13.58%(c)
Portfolio turnover rate ....................         78%        74%        85%        68%       51%       40%

----------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.  Total  returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class A shares.
(c) Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
        (for a share outstanding throughout each of the years indicated)
                                (Class B Shares)
--------------------------------------------------------------------------------


The following financial highlights with respect to each of the five years in the period ended December 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."



                                                                    Year Ended December 31,
                           -------------------------------------------------------------------------------------------------------
                           1995       1994       1993       1992       1991       1990       1989     1988(b)      1987       1986
                           ----       ----       ----       ----       ----       ----       ----     -------      ----       ----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year .     $ 7.67     $ 8.69     $ 8.19     $ 7.88     $ 6.71     $ 8.52     $ 9.71     $ 9.69     $10.66     $10.33
                          ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
Income from investment
  operations:
Net investment income        .76        .76        .79        .85        .88       1.00       1.10       1.10       1.05       1.12
Net realized and
  unrealized gain (loss)
  on investments ....        .53      (1.00)       .51        .32       1.26      (1.76)     (1.19)        -        (.85)       .36
                          ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
Total from investment
  operations ........       1.29       (.24)      1.30       1.17       2.14       (.76)      (.09)      1.10        .20       1.48
                          ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
Less distributions:
Dividends from net
  investment income .       (.76)      (.76)      (.79)      (.85)      (.88)     (1.02)     (1.10)     (1.08)     (1.15)     (1.06)
Dividends in excess
  of net investment
  income ............       (.02)      (.02)      (.01)        -          -          -          -          -          -          -
Distributions from
  paid-in capital
  in excess of par ..         -          -          -        (.01)      (.09)      (.03)        -          -        (.02)      (.09)
                          ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
    Total
      distributions .       (.78)      (.78)      (.80)      (.86)      (.97)     (1.05)     (1.10)     (1.08)     (1.17)     (1.15)
                          ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
Net asset value,
  end of year .......     $ 8.18      $7.67     $ 8.69     $ 8.19     $ 7.88     $ 6.71     $ 8.52     $ 9.71     $ 9.69     $10.66
                          ======      =====     ======     ======     ======     ======     ======     ======     ======     ======


TOTAL RETURN:(a) ....     17.49%    (2.92)%     16.54%     15.30%     33.62%    (9.52)%    (1.38)%     11.87%      1.05%     14.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (000) ........ $2,730,903 $3,311,323 $3,745,985 $2,887,698 $2,199,127 $1,626,067 $2,405,670 $2,561,016 $2,139,618 $1,860,267
Average net assets
  (000) ............. $2,725,385 $3,566,709 $3,389,439 $2,582,922 $1,970,257 $1,994,229 $2,689,992 $2,427,581 $2,174,808 $1,351,181
Ratio to average net
  assets:
  Expenses, including
    distribution fees      1.35%      1.38%      1.36%      1.45%      1.48%      1.55%      1.36%      1.30%      1.33%      1.19%
  Expenses, excluding
    distribution fees       .60%       .63%       .61%       .70%       .73%       .80%       .71%       .67%       .69%       .67%
  Net investment
    income ..........      9.56%      9.28%      9.35%     10.29%     11.65%     13.34%     11.70%     10.93%     10.11%      9.97%
Portfolio turnover
  rate ..............        78%        74%        85%        68%        51%        40%        59%        57%        49%        38%

----------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) On May 2, 1988,  Prudential  Mutual  Fund  Management,  Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund. See "Manager" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the periods indicated)
                                (Class C Shares)
--------------------------------------------------------------------------------


The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."


--------------------------------------------------------------------------------

                                                          Year Ended            August 1, 1994(b)
                                                         December 31,                through
                                                            1995                December 31, 1994
                                                         ------------           -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...................   $ 7.67                    $ 8.05
                                                           ------                    ------
Income from investment operations:
Net investment income ..................................      .76                       .32
Net realized and unrealized gain (loss) on investments .      .53                      (.37)
                                                           ------                    ------
  Total from investment operations .....................     1.29                      (.05)
                                                           ------                    ------
Less distributions:
Dividends from net investment income ...................     (.76)                     (.32)
                                                           ------                    ------
Dividends in excess of net investment income ...........     (.02)                     (.01)
                                                           ------                    ------
  Total distributions ..................................     (.78)                     (.33)
                                                           ------                    ------
Net asset value, end of period .........................   $ 8.18                    $ 7.67
                                                           ======                    ======

TOTAL RETURN:(a) .......................................    17.49%                    (0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ........................  $24,021                    $4,860
Average net assets (000) ...............................  $12,063                    $2,840
Ratios to average net assets:
  Expenses, including distribution fees ................     1.35%                     1.48%(c)
  Expenses, excluding distribution fees ................      .60%                      .73%(c)
  Net investment income ................................     9.49%                     9.80%(c)
Portfolio turnover rate ................................       78%                       74%

----------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.  Total  returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class C shares.
(c) Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

    The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which in the opinion of the Fund's investment adviser do not subject a fund investing in such securities to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. The achievement of the Fund's objectives will depend upon the investment adviser's analytical and portfolio management skills. There can be no assurance that these objectives will be achieved.

    The Fund's investment objectives are fundamental policies and, therefore, may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). Fund policies that are not fundamental may be modified by the Board of Directors.


    The higher yields sought by the Fund are generally obtainable from securities rated in the lower categories by recognized rating services. The Fund expects to seek high current income by investing principally in fixed income securities rated Baa or lower by Moody's Investors Service (Moody's), or BBB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO). Corporate bonds which are rated Baa by Moody's are described by Moody's as being investment grade, but are also characterized as having speculative characteristics. Corporate bonds rated below Baa by Moody's and BBB by Standard & Poor's are considered speculative. The Fund will not invest in securities rated below B by both Moody's and Standard & Poor's unless in the opinion of the investment adviser the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such lower ratings. A description of corporate bond ratings is contained in Appendix A to this Prospectus. Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund but only when the investment adviser believes that the financial condition of the issuers of such securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.


    Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risk of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities which carry medium to lower ratings and in comparable non-rated securities.

    The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund's portfolio.

    Consistent with its primary investment objective, under normal conditions at least 80% of the value of the Fund's total assets will be invested in the high yield, medium to lower rated fixed-income securities previously described. However, when prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower rated or comparable non-rated securities and those derived from higher rated issues, the Fund may invest in higher rated fixed-income securities which provide similar yields but have less risk. Fixed-income securities appropriate for the Fund may include both convertible and nonconvertible debt securities and preferred stock. The Fund will not acquire common stocks, except when attached to or included in a unit with fixed-income securities which otherwise would be attractive to the Fund. Generally, the Fund's average weighted maturity will range from 7 to 12 years. As of December 31, 1995, the Fund's average weighted maturity was 8.2 years.


    The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. See "Portfolio Characteristics-Zero Coupon, Pay-in-Kind and Deferred Payment Securities" in the Statement of Additional Information.

    When market conditions dictate a more defensive investment strategy, the Fund may invest temporarily in short-term obligations of, or securities guaranteed by, the United States Government, its agencies or instrumentalities or in high quality obligations of banks and corporations. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. In addition, the Fund may on occasion lend portfolio securities to brokers or dealers in corporate or governmental securities, banks or other recognized institutional borrowers of securities and may invest up to 20% of its assets in United States currency denominated debt issues of foreign governments and other foreign issuers and up to 10% of its total assets in foreign currency denominated debt issues of foreign or domestic issuers. Such investment strategies involve certain risks. See "Portfolio Characteristics" in the Statement of Additional Information.

RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES

    Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

    The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.


    During the fiscal year ended December 31, 1995, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:


                                     Percentage of Total
                    Ratings              Investments
                    -------          -------------------


                    AAA/Aaa                  --
                    AA/Aa                    --
                    A/A                      --
                    BBB/Baa                  --
                    BB/Ba                 10.55%
                    B/B                   70.11%
                    CCC/Caa                5.90%
                    CC/Ca                   .13%
                    C/C                      --
                    Unrated                9.35%


See  "Investment   Objective  and  Policies"  in  the  Statement  of  Additional
Information.

OTHER INVESTMENTS AND POLICIES

    Repurchase Agreements


    The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase a security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC). See "Portfolio Characteristics-Repurchase Agreements" in the Statement of Additional Information.


    When-Issued and Delayed Delivery Securities

    The Fund may purchase securities on a when-issued or delayed basis. When-issued or delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit.



    Borrowing

    The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. However, the Fund will not purchase securities when borrowings exceed 5% of the value of the Fund's total assets.


    Illiquid Securities


    The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (Securities Act), that have a readily available market would not be considered illiquid for purposes of this limitation. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


    Restricted securities are sometimes referred to as private placement securities. Such securities may be purchased directly from the issuer or in the secondary market (Direct Placement Securities). The Fund will purchase Direct Placement Securities when, in the opinion of the investment adviser, such securities provide greater value due either to higher yields, attractive technical features (such as call or refunding protection) or both.

    Direct Placement Securities are subject to statutory or contractual restrictions and delays on resale. Limitations on the resale of such securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. At certain times, adverse conditions in the public securities markets may preclude a public offering of an issuer's securities.

INVESTMENT RESTRICTIONS

    The Fund is subject to certain investment restrictions which, like its investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

    The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, as set forth below, decides upon matters of general policy. The Fund's Manager conducts and supervises the daily business operations of the Fund. The Fund's Subadviser furnishes daily investment advisory services.


    For the year ended December 31, 1995, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B and Class C shares were .75%, 1.35% and 1.35%, respectively. See "Financial Highlights."


MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% of the Fund's average daily net assets in excess of $3 billion. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended December 31, 1995, the Fund paid management fees to PMF of .42% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

    As of January 31, 1996, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


    Under the Management Agreement with the Fund, PMF manages the investment operations of the Fund and also administers the Fund's corporate affairs. See "Manager" in the Statement of Additional Information.

    Under a Subadvisory Agreement between PMF and The Prudential Investment Corporation (PIC or the Subadviser), PIC furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


    The current portfolio manager of the Fund is Lars M. Berkman, a Managing Director of Prudential Mutual Fund Investment Management, a unit of PIC. Mr. Berkman has managed the Fund's portfolio since July 1991 and has been employed by PIC as a portfolio manager since 1990. Prior thereto, he was with the Corporate Finance Group (from 1989 to 1990) and the Financial Services Group (from 1987 to 1988) of The Prudential Insurance Company of America (Prudential). In managing the Fund, he seeks to identify well priced, high yield securities consistent with the Fund's investment objecitve. Mr. Berkman is assisted by a team of credit analysts who analyze corporte cash flows, sales, earnings and management trends.


    PMF and PIC are wholly-owned subsidiaries of Prudential, a major diversified insurance and financial services company.

DISTRIBUTOR


    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the shares of the Fund. It is an indirect, wholly-owned subsidiary of Prudential.

    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's shares. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


    Under the Class A Plan, the Fund may pay Prudential Securities for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. It is expected that in the case of Class A Shares, proceeds from the distribution fee will be used primarily to pay account servicing fees to finanical advisers. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to
 .15 of 1% of the average daily net assets of the Class A shares for the current fiscal year ending December 31, 1996.

    Under the Class B and Class C Plans, the Fund may pay Prudential Securities for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .75 of 1% and 1% of the average daily net assets of the Class B and Class C shares, respectively. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .75 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charge."

    For the fiscal year ended December 31, 1995, the Fund paid distribution expenses of .15%, .75% and .75% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

    Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


    Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    The  Distributor  is subject  to the rules of the  National  Association  of
Securities   Dealers,   Inc.  (NASD)  governing   maximum  sales  charges.   See
"Distributor" in the Statement of Additional Information.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For  more  detailed  information   concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

    From time to time Prudential Securities (and other affiliates of Prudential) render investment banking services which may relate to or involve issuers of securities held by the Fund or sought to be purchased or sold by the Fund. Accordingly, Prudential Securities and its clients may have interests in actual or potential conflict with the interests of the Fund. Under such circumstances, the Manager will act in the best interests of the Fund without regard to the interests of Prudential Securities or its clients.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company (State Street or the Custodian), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

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                        HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Board of Directors has fixed the specific time of day for the computation of the Fund's NAV to be as of 4:15 P.M., New York time.

    Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

    The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class may result in different net asset values and dividends. As long as the Fund declares dividends daily, the NAV of each class of shares will generally be the same. It is expected, however, that the Fund's dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

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                      HOW THE FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------


    From time to time the Fund may advertise its "yield" and "total return" (including "average annual" total return and "aggregate" total return) in advertisements and sales literature. Yield and total return are calculated separately for Class A, Class B and Class C shares. These figures are based on historical earnings and are not intended to indicate future performance. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Fund offered through this Prospectus in any advertisement or information including performance data of the Fund. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."


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                      TAXES, DIVIDENDS AND DISTRIBUTIONS
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Taxation of the Fund

    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

Taxation of Shareholders

    All dividends out of net investment income, together with distributions of net short-term capital gains in excess of net long-term capital losses, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is currently 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

    Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder.

    The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

    Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

Withholding Taxes

    Under the Internal Revenue Code, the Fund is generally required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds payable to individuals and certain noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and net short-term capital gains payable to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

Dividends and Distributions

    The Fund expects to declare daily and pay monthly dividends based on actual net investment income determined in accordance with generally accepted accounting principles; however, a portion of such dividend may also include projected net investment income. The Fund expects to make distributions at least annually of any net capital gains, if any. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution expenses, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

    Dividends and distributions will be paid in additional Fund shares based on the net asset value of each class of Fund shares on the payment date and record date, respectively, or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, Inc.,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.


    As of December 31, 1995 the Fund had a capital loss carryforward for federal income tax purposes of $710,666,900. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward amount.


    To the extent that, in a given year, distributions to shareholders exceed the Fund's current and accumulated earnings and profits, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.

    Any distributions of net capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the distributions. Such distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of capital gains distributions which are expected to be or have been announced.

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                              GENERAL INFORMATION
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DESCRIPTION OF COMMON STOCK


    The Fund was incorporated in Maryland on January 5, 1979. The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class B, Class C and Class Z common stock, which consists of 750 million authorized Class A shares, 750 million authorized Class B shares, 750 million authorized Class C shares and 750 million authorized Class Z shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to participants in the PSI 401(k) Plan, an employee benefit plan sponsored by Prudential Securities. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Currently, the Fund is offering only four classes, designated Class A, Class B, Class C and Class Z shares.

    The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide-How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except that, as noted above, each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution or service fee. The Fund's shares do not have cumulative voting rights for the election of Directors.


    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

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                               SHAREHOLDER GUIDE
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HOW TO BUY SHARES OF THE FUND


    You may purchase shares of the Fund through Prudential Securities, Prusec or directly from the Fund through its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The purchase price is the net asset value per share next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also, "How the Fund Values its Shares."

    The minimum initial investment for Class A and Class B shares is $1,000 and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


    Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

    The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


    Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

    Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

    Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential High Yield Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

    If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential High Yield Fund, Inc., Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN


    The Fund offers three classes of shares through this Prospectus (Class A, Class B and Class C shares) which allows you to choose the most beneficial sales charge structure for your individual circumstances given the amount of the purchase, the length of time you expect to hold the shares and other relevant circumstances (Alternative Purchase Plan).



                                                    Annual 12b-1 Fees
                                                (as a  % of average daily
                    Sales Charge                       net assets)                     Other information
         -------------------------------------    --------------------     --------------------------------------
Class A  Maximum initial sales charge of 4% of    .30 of 1% (Currently     Initial sales charge waived or reduced
         the public offering price                being charged at         for certain purchases
                                                  a rate of .15 of 1%)

Class B  Maximum contingent deferred sales        .75 of 1%                Shares convert to Class A shares
         charge or CDSC of 5% of the lesser of                             approximately seven years after
         the amount invested or the redemption                             purchase
         proceeds; declines to zero after six
         years

Class C  Maximum CDSC of 1% of the lesser of      1% (Currently being      Shares do not convert to another class
         the amount invested or the redemption    charged at a rate of
         proceeds on redemptions made within      .75 of 1%)
         one year of purchase


    The three classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class bears the separate expenses, if any, of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information-Description of Common Stock)", and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.


    Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

    In selecting a purchase alternative, you should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature-Class B Shares" below).

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for more than 6 years, you should consider purchasing Class A shares over either Class B or Class C shares regardless of whether or not you qualify for a reduced sales charge on Class A shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

    All purchases of $1 million or more, either as part of a single investment or under Rights of Accumulation or Letters of Intent, must be for Class A shares. See "Reduction and Waiver of Initial Sales Charges" below.

    Class A Shares

    The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:


                              Sales Charge as  Sales Charge as Dealer Concession
                               Percentage of    Percentage of   as Percentage of
   Amount of Purchase         Offering Price   Amount Invested   Offering Price
   ------------------         --------------   ---------------   --------------
Less than $50,000                  4.00%            4.17%             3.75%
$50,000 to $99,999                 3.50%            3.63%             3.25%
$100,000 to $249,999               2.75%            2.83%             2.50%
$250,000 to $499,999               2.00%            2.04%             1.90%
$500,000 to $999,999               1.50%            1.52%             1.40%
$1,000,000 and above               None             None              None

    Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

    Reduction and Waiver of Initial Sales Charges. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund
Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.

    Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

    Prudential Vista Program. Class A shares are offered at net asset value to certain qualified employee retirement benefit plans under section 401 of the Internal Revenue Code of 1986, as amended, for which Prudential Defined Contribution Services serves as the recordkeeper provided that such plan is also participating in the Prudential Vista Program (PruVista Plan), and provided further that (i) for existing plans, the plan has existing assets of at least $1 million and at least 100 eligible employees or participants, and (ii) for new plans, the plan has at least 500 eligible employees or participants. The term "exisiting assets" for this purpose includes transferable cash and GICs (guaranteed investment contracts) maturing within 4 years.


    PruArray Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code that participate in the Transfer Agent's PruArray Program (a benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term "existing assets" for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

    Special Rules Applicable to Retirement Plans. After a Benefit Plan, PruVista Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such persons's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

    You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.


    Class B and Class C Shares

    The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES

    You can redeem your shares at any time for cash at NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares by contacting your Prudential Securities financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order to be redeemed, which may delay receipt of the proceeds for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your Prudential Securities account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

    Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

    Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any involuntary redemption.


    90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


    Contingent Deferred Sales Charges

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed-Distributor" and "Waiver of the Contingent Deferred Sales Charges-Class B Shares" below.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                         Contingent Deferred Sales
                                           Charge as a Percentage
          Year Since Purchase              of Dollars Invested or
             Payment Made                   Redemption Proceeds
          -------------------               -------------------
          First ............................        5.0%
          Second ...........................        4.0%
          Third ............................        3.0%
          Fourth ...........................        2.0%
          Fifth ............................        1.0%
          Sixth ............................        1.0%
          Seventh ..........................        None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    Waiver of the Contingent Deferred Sales Charges-Class B shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b)
custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59-1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

    In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares-Waiver of the Contingent Deferred Sales Charge-Class B Shares" in the Statement of Additional Information.

    A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares-Quantity Discount-Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE-CLASS B SHARES


    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


    As a shareholder of the Fund, you have an exchange privilege with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirement of such funds. Class A, Class B and Class C shares may be exchanged for Class A, Class B and Class C shares, respectively, of another fund on the basis of the relative NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than the Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature-Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

    If you hold shares through Prudential Securities you must exchange your shares by contacting your Prudential Securities financial adviser.


    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services, Inc., at the address noted above.

    Special Exchange Privilege. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan-Class A Shares-Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


    The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

    In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

    *Automatic Reinvestment of Dividends and/or Distributions Without a Sales Charge. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold your shares through Prudential Securities, you should contact your financial adviser.

    *Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    *Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

    *Systematic Withdrawal Plan. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges."

    *Reports to Shareholders. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Fund will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data are available upon request from the Fund.

    *Shareholder Inquiries. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                  APPENDIX A

                     DESCRIPTION OF CORPORATE BOND RATINGS
--------------------------------------------------------------------------------

Moody's Investors Service Corporate Bond Ratings:

    Aaa-Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, the modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C-Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group corporate bond ratings:

    AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC, C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

    Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec registered representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

(Left Column)

     Taxable Bond Funds

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust


     Tax-Exempt Bond Funds

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


     Global Funds

Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.


(Right Column)

     Equity Funds

Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


     Money Market Funds

* Taxable Money Market Funds
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund
    Money Market Series
Prudential MoneyMart Assets, Inc.

* Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

* Command Funds
Command Money Fund
Command Government Securities Fund
Command Tax-Free Fund

* Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

--------------------------------------------------------------------------------

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

------------------------------------------------------------

                     TABLE OF CONTENTS
                                                        Page
                                                        ----
FUND HIGHLIGHTS ........................................   2
  Risk Factors and Special Characteristics .............   2
FUND EXPENSES ..........................................   4
FINANCIAL HIGHLIGHTS ...................................   5
HOW THE FUND INVESTS ...................................   8
  Investment Objective and Policies ....................   8
  Risk Factors Relating to
    Investing in High Yield Securities .................   9
  Other Investments and Policies .......................  10
  Investment Restrictions ..............................  11
HOW THE FUND IS MANAGED ................................  11
  Manager ..............................................  11
  Distributor ..........................................  12
  Portfolio Transactions ...............................  14
  Custodian and Transfer and
    Dividend Disbursing Agent ..........................  15
HOW THE FUND VALUES ITS SHARES .........................  15
HOW THE FUND CALCULATES PERFORMANCE ....................  15
TAXES, DIVIDENDS AND DISTRIBUTIONS .....................  16
GENERAL INFORMATION ....................................  17
  Description of Common Stock ..........................  17
  Additional Information ...............................  18
SHAREHOLDER GUIDE ......................................  18
  How to Buy Shares of the Fund ........................  18
  Alternative Purchase Plan ............................  19
  How to Sell Your Shares ..............................  22
  Conversion Feature - Class B Shares ..................  25
  How to Exchange Your Shares ..........................  26
  Shareholder Services .................................  27
DESCRIPTION OF CORPORATE BOND RATINGS .................. A-1
THE PRUDENTIAL MUTUAL FUND FAMILY ...................... B-1
------------------------------------------------------------
MF110A                                               4400096

------------------------------------------------------------
                      Class A: 74435F-10-6
          CUSIP Nos.: Class B: 74435F-20-5
                      Class C: 74435F-30-4
------------------------------------------------------------


Prudential
High Yield
Fund, Inc.
--------------


 PROSPECTUS

March 1, 1996




Prudential Mutual Funds
Building Your Future
On Our Strength sm         (LOGO)

                        PRUDENTIAL HIGH YIELD FUND, INC.


                       Statement of Additional Information
                                  March 1, 1996

    Prudential High Yield Fund, Inc. (the Fund), is an open-end diversified management investment company whose primary investment objective is to maximize current income through Investment in a diversified portfolio of high yield fixed-income securities. Capital appreciation is a secondary investment objective which will only be sought when consistent with the primary objective. The high yield securities sought by the Fund will generally be securities rated in the medium to lower categories by recognized rating services (Baa or lower by Moody's Investors Service or BBB or lower by Standard & Poor's Ratings Group or comparably rated by any other Nationally Recognized Statistical Rating Organization) or non-rated securities of comparable quality. Generally, the Fund will not invest in securities rated below B by both of these services. There can be no assurance that the Fund's investment objectives will be achieved.
See "Investment Objective and Policies."


    The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 1, 1996, a copy of which may be obtained from the Fund upon request.


                                TABLE OF CONTENTS

                                                                                             Cross-reference
                                                                                                to page in
                                                                                     Page       Prospectus
                                                                                     ----       ----------

General Information ...............................................................  B-2            17

Investment Objective and Policies .................................................  B-2             8

Portfolio Characteristics .........................................................  B-2            10

Investment Restrictions ...........................................................  B-5            11

Directors and Officers ............................................................  B-6            11

Manager ...........................................................................  B-9            11

Distributor .......................................................................  B-11           12

Portfolio Transactions and Brokerage ..............................................  B-13           14

Purchase and Redemption of Fund Shares ............................................  B-14           18


Shareholder Investment Account ....................................................  B-17           27

Net Asset Value ...................................................................  B-21           15

Taxes, Dividends and Distributions ................................................  B-21           16

Performance Information ...........................................................  B-22           15

Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants .....  B-24           15

Financial Statements ..............................................................  B-25           --

Report of Independent Accountants .................................................  B-43           --

Appendix A-General Investment Information .........................................  A-1            --

Appendix B-Historical Performance Data ............................................  B-1            --



----------------------------------------------------------------------------------------------------------
MF110B                                                                                             4440084

                               GENERAL INFORMATION

    At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache High Yield Fund, Inc. to Prudential High Yield Fund, Inc.

                        INVESTMENT OBJECTIVE AND POLICIES

    The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which in the opinion of the Fund's investment adviser do not subject a fund investing in such securities to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. The achievement of the Fund's objectives will depend upon the investment adviser's analytical and portfolio management skills. There can be no assurance that these objectives will be achieved. All investment objectives and policies of the Fund other than those described under "How the Fund Invests-Investment Restrictions" may be changed by the Board of Directors of the Fund without shareholder approval.

    Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

    Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.

    Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities which carry medium to lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment adviser will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

    Certain of the high fixed-income securities in which the Fund may invest may be purchased at a market discount. The Fund does not intend to hold such securities until maturity unless current yields on these securities remain attractive. Capital losses may be recognized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be recognized for federal income tax purposes on the retirement of such securities or may be recognized upon the sale of securities.

                            PORTFOLIO CHARACTERISTICS

    When market conditions dictate a more "defensive" investment strategy, the Fund may invest temporarily without limit in high quality money market instruments, including commercial paper of corporations organized under the laws of any state or political subdivision of the United States, certificates of deposit, bankers' acceptances and other obligations of domestic banks, including foreign branches of such banks, having total assets of at least $1 billion, obligations of foreign banks subject to the limitations set forth in Investment Restriction No. 16 and obligations issued or guaranteed by the United States Government, its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund.

    The Fund may also employ, in its discretion, the following strategies in order to help achieve its primary investment objective of maximizing current income.

Zero Coupon, Pay-In-Kind and Deferred Payment Securities

    The Fund may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

    There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio.
Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

Repurchase Agreements

    The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer the loss.

    The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Lending of Securities

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest and dividends on the loaned securities, while at the same time earning interest on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

When-Issued and Delayed Delivery Securities

    From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis-i.e., delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities, and to facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, portfolio securities having value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation.

Securities of Foreign Issuers

    The Fund may invest up to 20% of its total assets in United States currency denominated debt issues of foreign governments and other foreign issuers.

    The Fund believes that in many instances such foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.

    The above-described foreign investments involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

    The Fund may also invest up to 10% of its total assets in foreign currency denominated debt securities of foreign or domestic issuers; however, the Fund will not engage in such investment activity unless it has been first authorized to do so by its Board of Directors. In addition to the risks listed in the preceding paragraph with respect to debt securities of foreign issuers, foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between various currencies. It may not be possible to hedge against the risks of currency fluctuations.

Illiquid Securities


    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


Portfolio Turnover


    Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 150%. Since the Fund's inception, the annual portfolio turnover rate has not exceeded 100%. A portfolio turnover rate of 150% may exceed that of other investment companies with similar objectives. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding securities whose maturities at acquisition were one year or less) by the average monthly value of securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. For the fiscal years ended December 31, 1994 and 1995, the Fund's portfolio turnover rate was 74% and 78%, respectively.


                             INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    (1) Invest in any non-fixed-income equity securities, including warrants, except when attached to or included in a unit with fixed-income securities.

    (2) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities).

    (3) Purchase more than 10% of the voting securities of any issuer.

    (4) Invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

    (5) Make short sales of securities.

    (6) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

    (7) Invest more than 5% of the market or other fair value of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of, or guaranteed by, the United States Government, its agencies or instrumentalities.

    (8) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements and the purchase and sale of securities on a when-issued or delayed delivery basis are not deemed to be the issuance of a senior security or a pledge of assets.

    (9) Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    (10) Purchase or sell real estate or real estate mortgage loans, although it may purchase marketable securities of issuers which engage in real estate operations or securities which are secured by interests in real estate.

    (11) Purchase or sell commodities or commodity futures contracts.

    (12) Make loans of money or securities, except (a) by investment in repurchase agreements (see "Portfolio Characteristics-Repurchase Agreements") or
(b) by lending its portfolio securities, subject to limitations described elsewhere in the Prospectus and this Statement of Additional Information (see "Portfolio Characteristics-Lending of Securities"). The purchase of a portion of an issue of publicly-distributed debt securities is not considered the making of a loan.

    (13) Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

    (14) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    (15) Invest for the purpose of exercising control or management of another company.

    (16) Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Fund will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from its Board of Directors. See "Portfolio Characteristics-Securities of Foreign Issuers."

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

    In order to comply with certain state "blue sky" restrictions, the Fund will not, as a matter of operating policy:


    1. Purchase the securities of any one issuer if any officer or director of the Fund or the Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


    2. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, or securities of issuers which are restricted as to disposition, if more than 15% of its total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                             DIRECTORS AND OFFICERS

                           Position with                     Principal Occupations
Name, Address and Age          Fund                           During Past 5 Years
---------------------      -------------                     ---------------------

Delayne Dedrick Gold (57)    Director                  Marketing and Management Consultant.
c/o Prudential Mutual Fund
Management, Inc.
One Seaport Plaza
New York, New York


                           Position with                     Principal Occupations
Name, Address and Age          Fund                           During Past 5 Years
---------------------      -------------                     ---------------------

Arthur Hauspurg (70)         Director                  Trustee and former President, Chief Executive Officer and
c/o Prudential Mutual Fund                               Chairman of the Board of Consolidated Edison Company
Management, Inc.                                         of New York, Inc.; Director of COMSAT Corp.
One Seaport Plaza
New York, New York

*Harry A. Jacobs, Jr. (74)   Director                  Senior Director (since January 1986) of Prudential Securi-
One Seaport Plaza                                        ties Incorporated (Prudential Securities); formerly
New York, New York                                       Interim Chairman and Chief Executive Officer of
                                                         Prudential Mutual Fund Management, Inc. (PMF), (June-
                                                         September 1993); Chairman of the Board of Prudential
                                                         Securities (1982-1985) and Chairman of the Board and
                                                         Chief Executive Officer of Bache Group Inc. (1977-1982);
                                                         Trustee of the Trudeau Institute; Director of the Center for
                                                         National Policy, The First Australia Fund, Inc. and The
                                                         First Australia Prime Income Fund, Inc.

Stephen P. Munn (53)         Director                  Chairman (since January 1994), President (1988-1993)
250 South Clinton Street                                 Director and Chief Executive Officer (since 1988) of
Syracuse, New York                                       Carlisle Companies Incorporated.

*Richard A. Redeker (52)     President and Director    President, Chief Executive Officer and Director (since
One Seaport Plaza                                        October 1993); Prudential Mutual Fund Management,
New York, New York                                       Inc. (PMF); Executive Vice President, Director and
                                                         Member of the Operating Committee (since October
                                                         1993) of Prudential Securities; Director (since October
                                                         1993) of Prudential Securities Group, Inc. (PSG); Execu-
                                                         tive Vice President, The Prudential Investment
                                                         Corporation (since July 1994); Director (since January
                                                         1994) of Prudential Mutual Fund Distributors, Inc.
                                                         (PMFD) and Prudential Mutual Fund Services, Inc.
                                                         (PMFS); Formerly Senior Executive Vice President and
                                                         Director of Kemper Financial Services, Inc. (September
                                                         1978-September 1993); Director of The High Yield
                                                         Income Fund, Inc.

Louis A. Weil, III (53)      Director                  President and Chief Executive Officer (since January
Phoenix Newspapers, Inc.                                 1996) and Director (since September 1991) of
120 E. Van Buren                                         Central Newspapers, Inc.; Chairman (since January
Phoenix, Arizona                                         1996) and Publisher and Chief Executive Officer, Phoenix
                                                         Newspapers, Inc. (August 1991-December 1995), prior
                                                         thereto, publisher of Time Magazine (May 1989-March
                                                         1991); formerly President, Publisher and Chief Executive
                                                         Officer of The Detroit News (February 1986-August
                                                         1989); formerly member of the Advisory Board, Chase
                                                         Manhattan Bank-Westchester.

David W. Drasnin (59)        Vice President            Vice President and Branch Manager of Prudential
39 Public Square, Suite 500                              Securities.
Wilkes-Barre, Pennsylvania


                           Position with                     Principal Occupations
Name, Address and Age          Fund                           During Past 5 Years
---------------------      -------------                     ---------------------

Robert F. Gunia (49)         Vice President            Chief Administrative Officer (since July 1990), Director
One Seaport Plaza                                        (since January 1989), Executive Vice President,
New York, New York                                       Treasurer and Chief Financial Officer (since June
                                                         1987) of PMF; Senior Vice President (since March 1987) of
                                                         Prudential Securities; Executive Vice President, Treasurer
                                                         and Comptroller (since March 1991) of PMFD and Director
                                                         (since June 1987) of PMFS; Vice President and Director
                                                         (since May 1989) of The Asia Pacific Fund, Inc.

Grace Torres (35)            Treasurer and             First Vice  President  (since March 1994) of PMF;  First
One Seaport Plaza            Principal Financial         Vice  President  (since March 1994) of PSI. Prior
New York, New York           and Accounting              thereto, Vice President, Bankers Trust Company.
                             Officer

Stephen M. Ungerman (42)     Assistant Treasurer       First Vice President of PMF (since February 1993). Prior
One Seaport Plaza                                        thereto, Senior Tax Manager at Price Waterhouse (since 1981).
New York, NY

S. Jane Rose (50)            Secretary                 Senior Vice President (since January 1991), Senior Coun-
One Seaport Plaza                                        sel (since June 1987) and First Vice President
New York, New York                                       (June  1987-December  1990) of PMF; Senior Vice
                                                         President and Senior Counsel of Prudential Securities
                                                         (since July 1992); formerly Vice President and Associate
                                                         General Counsel of Prudential Securities.

Ronald Amblard (37)          Assistant                 First Vice President (since January 1994) and Associate
One Seaport Plaza            Secretary                   General Counsel (since January 1992) of PMF; Vice
New York, New York                                       President and Associate General Counsel of Prudential
                                                         Securities (since January 1992); formerly, Assistant
                                                         General Counsel (August 1988-December 1991),
                                                         Associate Vice President (January 1989-December
                                                         1990) and Vice President (January 1991-December
                                                         1993) of PMF.


--------------
* "Interested" director, as defined in the Investment Company Act by reason of his affiliation with Prudential Securities or PMF.

    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities Incorporated or Prudential Mutual Fund Distributors, Inc.

    The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Fund pays each of its directors who is not an affiliated person of PMF or The Prudential Investment Corporation (PIC) annual compensation of $9,000, in addition to certain out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $200 per year.

    Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.


    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Jacobs is scheduled to retire on December 31, 1998.

    The Board of Directors has nominated a new slate of Directors for the Fund which will be submitted to shareholders at a special meeting scheduled to be held in or about October 1996.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1995 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1995.


                                         Compensation Table

                                                                                                   Total
                                                       Pension or                              Compensation
                                                       Retirement                                From Fund
                                       Aggregate    Benefits Accrued   Estimated Annual          and Fund
                                     Compensation    As Part of Fund     Benefits Upon         Complex Paid
Name and Position                     From Fund         Expenses           Retirement          to Directors
-----------------                     ---------         --------           ----------          ------------


Delayne Dedrick Gold-Director           $9,200            None                N/A            $183,250(24/45)*
Arthur Hauspurg-Director                $9,000            None                N/A            $ 37,500(5/7)*
Stephen P. Munn-Director                $9,000            None                N/A            $ 39,375(6/8)*
Louis A. Weil, III-Director             $9,000            None                N/A            $ 93,750(11/16)*

------------
*Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


    As of February 9, 1996, the directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

    As of February 9, 1996, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:

    As of February 9, 1996, Prudential Securities was the record holder for other beneficial owners of 59,413,466 Class A shares (or 36% of the outstanding Class A shares), 164,098,748 Class B shares (or 49% of the outstanding Class B shares) and 2,719,100 Class C shares (or 90% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                                     MANAGER


    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of January 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute, as of September 30, 1995, Prudential Mutual Funds were the 13th largest family of mutual funds in the United States. According to data provided by Lipper Analytical Services, Inc., the Fund is among the oldest and largest U.S. mutual funds in the high current yield category of taxable fixed income funds.

    PMF is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries:
Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualifed plans.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% over $3 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended December 31, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2-1/2% of the Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1-1/2% of such assets in excess of $100 million.


    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment  Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 2, 1995 and by shareholders of the Fund on April 28, 1988.

    For the fiscal years ended December 31, 1993, 1994 and 1995, the Fund paid PMF a management fee of $14,885,200, $15,562,791 and $15,779,009, respectively.

    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 2, 1995, and by shareholders of the Fund on April 28, 1988.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the

Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    The Manager and Subadviser are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide-equivalent to more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

    Based on data for the period from January 1, 1995 to September 30, 1995 for the Prudential Mutual Funds, on an average business day, there are approximately $80 million in common stock transactions, over $150 million in bond transactions and over $3.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities. Based on complex-wide data for the period from January 1, 1995 to September 30, 1995, on an average business day, over 7,000 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and U.S.A. Today.


                                   DISTRIBUTOR


    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Fund.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) serve as distributor of the Fund's Class A, Class B and Class C shares. Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund. At a meeting held on November 3-4, 1995, the Board of Directors approved an assignment of the Class A Distribution Agreement to Prudential Securities. See "How the Fund is Managed-Distributor" in the Prospectus.


    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 6, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A Plan or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On February 28, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B

Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 2, 1995. The Class A Plan, as amended, was approved by the Class A and Class B shareholders and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    Class A Plan. For the fiscal year ended December 31, 1995, PMFD received payments of approximately $1,584,833 under the Class A Plan. This amount was primarily expended on commission credits to Prudential Securities and Prusec for payment of account servicing fees to financial advisers and other persons who sell Class A shares. PMFD received $1,137,900 in initial sales charges with respect to sales of Class A shares.

    Class B Plan. For the fiscal year ended December 31, 1995, Prudential Securities received $20,440,387 from the Fund under the Class B Plan. It is estimated that Prudential Securities incurred aggregate distribution expenses of approximately $18,567,700 on behalf of the Fund during such period. It is estimated that of this amount approximately 0.3% ($55,500) was spent on printing and mailing of prospectuses to other than current shareholders; 33.5%
($6,220,100) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $12,292,100 (66.2%) on the aggregate of (i) payments of commissions to account executives ($5,724,800 or 30.8%) and (ii) an allocation of overhead and other branch office distribution-related expenses ($6,567,300 or 35.4%). The term "overhead and other branch office distribution-related expenses" represents
(a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1995, Prudential Securities received approximately $5,035,900 contingent deferred sales charges.

    Class C Plan. For the fiscal year ended December 31, 1995, Prudential Securities received $90,469 under the Class C Plan and spent approximately $175,700 in distributing Class C Shares. Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the year ended December 31, 1995, Prudential Securities received $13,100 in contingent deferred sales charges.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. Each Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 2, 1995.


    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order
(i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. PSI shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.


    NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of shares of any class, all sales charges on shares of that class would be suspended.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the "Subadviser." In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which will provide the most favorable total cost or proceeds reasonably obtainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers, other than Prudential
Securities (or any affiliate), in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter, except in accordance with rules of the SEC. The Fund may not participate in any transaction where Prudential Securities (or any affiliate) is acting as principal, nor may the Fund deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal or market maker, except as may be permitted by the SEC. These limitations, in the opinion of the Manager, will not significantly affect the Fund's ability to pursue its investment objective. However, the Fund may be at a disadvantage because of these limitations in comparison to other funds not subject to such limitations.

    Subject to the above considerations, the Manager may use Prudential Securities as a broker for the Fund. In order for Prudential Securities or any affiliate to effect any portfolio transactions for the Fund, the commissions, fees and other remuneration received by Prudential Securities or any affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities or any affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities or any affiliate are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities or any afffiliate are also subject to such fiduciary standards as may be imposed upon Prudential Securities or such affiliate by applicable law.


    The Fund paid no brokerage commissions to Prudential Securities for the fiscal years ended December 31, 1993, 1994 and 1995.


                     PURCHASE AND REDEMPTION OF FUND SHARES


    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to participants in the Prudential Securities 401(k) Plan, an employee benefit plan sponsored by Prudential Securities (the PSI 401(k) Plan). See "Shareholder Guide-How to Buy Shares of the Fund" in the Prospectus.

    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees which may affect performance,
(ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to participants in the PSI 401(k) Plan. See "Distributor" and "Shareholder Investment Account-Exchange Privilege."


 Specimen Price Make-up


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4% and Class B*, Class C* and Class Z** shares of the Fund are sold at net asset value. Using the Fund's net asset value at December 31, 1995, the maximum offering price of the Fund's shares is as follows:

Class A

Net asset  value and  redemption  price per Class A share ..................         $8.19
                                                                                     -----
Maximum  sales charge (4% of offering price) ...............................           .34
                                                                                     -----
Offering price to public ...................................................         $8.53
                                                                                     =====

Class B

Net asset value, offering price and redemption price per Class B share* ....         $8.18
                                                                                     =====

Class C

Net asset value, offering price and redemption price per Class C share* ....         $8.18
                                                                                     =====

Class Z


Net asset value, offering price and redemption price per Class Z share** ...         $8.19
                                                                                     =====

---------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemp-
   tions.  See  "Shareholder  Guide-How  to  Sell  Your  Shares-Contingent Deferred Sales Charges"
   in the Prospectus.
**Class Z shares did not exist prior to March 1, 1996.


Reduction and Waiver of Initial Sales Charges-Class A Shares

    Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide-Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

    (g) one or more employee benefit plans of a company controlled by an individual;

    (h) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer); and

    (i) (1) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (2) a client of an unaffiliated registered investment adviser which is a client of Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

    Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

 Waiver of the  Contingent  Deferred Sales Charge-Class B Shares

    The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges-Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                                              Required Documentation
Death                                                           A copy of the  shareholder's  death  certificate  or, in the case of a trust, a copy of the grantor's death  certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An  individual will be considered disabled if he    A copy of the Social Security Administration award letter or
or she is  unable  to  engage  in  any  substantial  gainful    a letter  from a  physician  on the  physician's  letterhead
activity by reason of any medically determinable physical or    stating  that the  shareholder  (or, in the case of a trust,
mental  impairment  which can be expected to result in death    the grantor) is permanently  disabled.  The letter must also
or to be of long-continued and indefinite duration.             indicate the date of disability.

Distribution from an IRA or 403(b) Custodial Account            A copy of the  distribution  form  from the  custodial  firm indicating (i) the date of birth of the shareholder and (ii)
                                                                that the  shareholder  is over age  59-1/2  and is  taking a normal distribution--signed by the shareholder.


Category of Waiver                                              Required Documentation
Distribution from Retirement Plan                               A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                                            A  letter  from  the  shareholder  (for an IRA) or the  plan administrator/trustee  on company letterhead  indicating the amount of the  excess  and  whether  or not taxes  have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate. Quantity Discount-Class B Shares Purchased Prior to August 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                       Contingent Deferred Sales Charge
                                      as a Percentage of Dollars Invested
                                            or Redemption Proceeds
            Year Since Purchase    -----------------------------------------
               Payment Made        $500,000 to $1 million    Over $1 million
            -------------------    ----------------------    ---------------
            First ...............         3.0%                  2.0%
            Second ..............         2.0%                  1.0%
            Third ...............         1.0%                    0%
            Fourth and thereafter           0%                    0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

    For the convenience of investors, all dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund at net asset value. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

Exchange Privilege

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares, respectively, of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and shares of Prudential Government Securities Trust (Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The  following  money  market  funds  participate  in the  Class A  Exchange
Privilege:

          Prudential California Municipal Fund
            (California Money Market Series)

          Prudential Government Securities Trust
            (Money Market Series)
            (U.S. Treasury Money Market Series)

          Prudential Municipal Series Fund
            (Connecticut Money Market Series)
            (Massachusetts Money Market Series)
            (New Jersey Money Market Series)
            (New York Money Market Series)

          Prudential MoneyMart Assets

          Prudential Tax-Free Money Fund

    Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


    Class Z. Class Z shares may be exchanged for Class Z shares of the funds listed below which participate in the PSI 401(k) Plan. No fee or sales load will be imposed upon the exchange.

        Prudential Allocation Fund
          (Balanced Portfolio)
        Prudential Equity Income Fund
        Prudential Equity Fund, Inc.
        Prudential Global Fund, Inc.
        Prudential Government Income Fund, Inc.
        Prudential Government Securities Trust
          (Money Market Series)
        Prudential Growth Opportunity Fund, Inc.
        Prudential Jennison Fund, Inc.
          (expected to be available later in 1996)
        Prudential MoneyMart Assets, Inc.
        Prudential Multi-Sector Fund, Inc.
        Prudential Pacific Growth Fund, Inc.
        Prudential Utility Fund, Inc.


    Dollar Cost Averaging

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1


    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

       Period of
       Monthly investments:       $100,000   $150,000   $200,000   $250,000
       --------------------       --------   --------   --------   --------
       25 years ...............   $    110   $   165    $    220   $    275
       20 years ...............        176       264         352        440
       15 years ...............        296       444         592        740
       10 years ...............        555       833       1,110      1,388
       5 years ................      1,371     2,057       2,742      3,428

    See "Automatic Savings Accumulation Plan."

--------------

    1Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.


    2Purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals exceed reinvested dividends and distributions, the shareholder's original investment may be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B or Class C shares. Shareholders should consult their tax advisers regarding the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

    Various qualified retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Individual Retirement Accounts

    An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                            Tax-Deferred Compounding1

          Contributions             Personal
          Made Over:                Savings               IRA
          ----------               ---------           --------
          10 years                 $ 26,165            $ 31,291
          15 years                   44,675              58,649
          20 years                   68,109              98,846
          25 years                   97,780             157,909
          30 years                  135,346             244,692

    1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.


Mutual Fund Programs

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial

Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

    The net asset value per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. Net asset value is calculated separately for each class. The Fund will compute its net asset value on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and other pricing agents. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term investments which mature in 60 days or less are valued at amortized cost or by amortizing their value on the 61st day prior to maturity, if their term to maturity from date of purchase exceeds 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Securities issued in private placements shall be valued at the mean between the bid and asked prices provided by primary market makers. Securities which are otherwise not readily marketable or securities for which reliable market quotations are not available are valued in good faith at fair value under the supervision of the Board of Directors of the Fund, taking into account such factors as the cost of the securities, transactions in comparable securities, relationships among various securities and other such factors as may be determined by the Fund's investment adviser to materially affect the value of such securities. The Board of Directors may consider prices provided by an independent pricing service in determining fair value.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund declares dividends on a daily basis in an amount based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder.


    Net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carry forwards from prior years will be offset against capital gains. The Fund had a capital loss carry forward for federal income tax purposes at December 31, 1995 of approximately $710,666,900, of which $34,055,200 expires in 1997,
$326,104,800 expires in 1998, $77,895,200 expires in 1999,  $110,441,500 expires in 2000 and $162,170,200 expires in 2003. Accordingly, no capital gains distribution (short-term or long-term) is expected to be paid to shareholders until net capital gains have been realized in excess of the aggregate of such amounts. The Fund will elect to treat net capital losses of approximately $5,862,900 incurred in the two month period ended December 31, 1995 as having been incurred in the following fiscal year. Distributions, if any, will be paid in additional Fund shares based on the net asset value unless the shareholder elects in writing not less than 5 full business days prior to the record date to receive such distributions in cash.


    The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Under Subchapter M, the Fund is not subject to federal income taxes on the taxable income it distributes to shareholders, provided that it distributes to shareholders each year at least 90% of its net investment income and net short-term capital gains in excess of net long-term capital losses, if any.

    Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

    The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.

    Distributions of net investment income and realized net short-term capital gains of the Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains regardless of whether the shareholder received such distribution in additional shares or in cash or of how long shares of the Fund have been held. Distributions and dividends paid by the Fund generally will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them.


    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable with respect to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


    Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The Fund may be subject to state or local tax in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

    Pennsylvania Personal Property Tax. The Fund has received a written letter of determination from the Pennsylvania Department of Revenue that the Fund will be subject to the Pennsylvania foreign franchise tax. Accordingly, it is believed that Fund shares are exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

    Statements as to the tax status of distributions to shareholders of the Fund will be mailed annually. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                             PERFORMANCE INFORMATION


    Yield. The Fund may from time to time advertise its "yield" as calculated over a 30-day period. The yield is determined separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.


    Yield is calculated according to the following formula:

                                      a - b       6
                         YIELD = 2 [(----------+1) -1]
                                       cd

Where:    a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares  outstanding  during the period that were entitled to receive  dividends.
          d = the maximum offering price per share on the last day of the period.


    The yield for the 30-day period ended December 31, 1995 for the Fund's Class A, Class B and Class C shares was 9.61%, 9.41% and 9.42%, respectively. No Class Z shares were outstanding during this period.


    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary depending on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

    The Board of Directors of the Fund has adopted procedures to ensure that the Fund's yield is calculated in accordance with SEC regulations. Under those procedures, limitations may be placed on yield to maturity calculations of particular securities.

    Average Annual Total Return. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.


    Average annual total return is computed according to the following formula:

                                 P(1 + T)n = ERV

      Where:  P = a hypothetical initial payment of $1000.
              T = average annual total return.
              n = number of years.
              ERV = Ending Redeemable Value of a hypothetical  $1000  investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total return with respect to the Class A shares for the one year, five year and since inception periods ended December 31, 1995 was 13.44%, 15.20% and 10.81%, respectively. The average annual total return for the Class B shares of the Fund for the one, five and ten year periods ended on December 31, 1995 was 12.49%, 15.32% and 9.10%, respectively. The average annual total return for Class C shares for the one year and since inception period ended December 31, 1995 was 16.49% and 11.48%, respectively. No Class Z shares were outstanding during these periods.

    Aggregate Total Return. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.


    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where: P = a hypothetical initial payment of $1000.
       ERV = Ending  Redeemable Value at the end of the 1, 5, or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total return with respect to the Class A shares for the one year, five year and since inception periods ended December 31, 1995 was 18.17%, 111.13% and 91.51%, respectively. The aggregate total return with respect to the Class B shares of the Fund for the one, five and ten-year periods ended on December 31, 1995 was 17.49%, 104.81%, and 138.79%, respectively. The aggregate total return for Class C shares for the one year and since inception period ended December 31, 1995 was 17.49% and 16.56%, respectively. No Class Z shares were outstanding during these periods.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.1



                                      CHART



----------
(1)Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation-1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.


                        CUSTODIAN, TRANSFER AND DIVIDEND
                  DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to agreements with the Fund.


    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1995, the Fund incurred fees of $3,590,000 for the services of PMFS.


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and, in that capacity, audits the Fund's annual financial statements.

Portfolio of Investments as of December 31, 1995     PRUDENTIAL HIGH YIELD FUND,
                                                     INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.0%
BONDS--96.0%
------------------------------------------------------------
Aerospace--1.6%
B1           $17,515     K & F Industries, Inc.,
                          Sr. Sec'd. Notes,
                          11.875%, 12/1/03           $   18,828,625
Ba3           18,500     Rohr, Inc., Sr. Notes,
                          11.625%, 5/15/03               19,841,250
B3            27,750     Sequa Corp.,
                          Sr. Sub. Notes,
                          9.375%, 12/15/03               25,807,500
                                                     --------------
                                                         64,477,375
------------------------------------------------------------
Automotive Parts--3.9%
                         Exide Corp.,
B1            23,000     Sr. Notes,
                          10.00%, 4/15/05                24,955,000
B2            18,000     Sr. Sub. Def'd. Deb.,
                          Zero Coupon (until
                          12/15/97),
                          12.25%, 12/15/04               15,210,000
                         Foamex JPS Automotive
                          L.P.,
Caa           20,250     Sr. Disc. Notes,
                          Zero Coupon (until
                          7/1/99),
                          14.00%, 7/1/04                 11,340,000
B2            21,700     Sr. Notes,
                          11.125%, 6/15/01               21,591,500
                         Foamex L.P.,
B3             6,910     Sr. Deb., Ser. B,
                          11.875%, 10/1/04                6,633,600
B1            13,500     Sr. Notes,
                          11.25%, 10/1/02                13,500,000
                         Harvard Industries, Inc.,
                          Sr. Notes,
B3            16,500     12.00%, 7/15/04                 17,366,250
B3             7,000     11.125%, 8/1/05                  7,000,000
B3            10,130     Motor Wheel Corp.,
                          Sr. Notes,
                          11.50%, 3/1/00                  8,914,400
B3           $31,750     SPX Corp.,
                          Sr. Sub. Notes,
                          11.75%, 6/1/02             $   33,655,000
                                                     --------------
                                                        160,165,750
------------------------------------------------------------
Broadcasting & Other Media--23.3%
B3            20,643     Adelphia Communications
                          Corp., Sr. Notes,
                          9.50%, 2/15/04, PIK            17,030,545
B3             9,500     Allbritton Communications
                          Co.,
                          Sr. Sub. Deb.,
                          11.50%, 8/15/04                 9,975,000
                         American Telecasting,
                          Inc.,
Caa           41,000D/@  Sr. Disc. Notes,
                          (cost $21,840,878;
                          purchased-1995),
                          Zero Coupon (until
                          8/15/00),
                          14.25%, 8/15/05                25,881,250
Caa            4,500     Sr. Notes,
                          Zero Coupon (until
                          6/15/99),
                          14.50%, 6/15/04                 3,093,750
                         Bell Cablemedia Co.,
                          Sr. Disc. Notes,
B2            30,975     Zero Coupon (until
                          7/15/99),
                          11.95%, 7/15/04                21,837,375
B2            15,150D    (cost $8,779,295;
                          purchased-1995)
                          Zero Coupon (until
                          9/15/00),
                          11.875%, 9/15/05                9,506,625
B2            15,450     Benedek Broadcasting
                          Corp.,
                          Sr. Notes,
                          11.875%, 3/1/05                16,415,625
                         Cablevision System Corp.,
B3            22,310     Sr. Sub. Deb.,
                          10.75%, 4/1/04                 23,537,050
                         Sr. Sub. Notes,
B3            35,010     9.25%, 11/1/05                  36,585,450
B3            25,950     9.875%, 2/15/13                 27,571,875

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

Portfolio of Investments as of December 31, 1995     PRUDENTIAL HIGH YIELD FUND,
                                                     INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Broadcasting & Other Media (cont'd.)
B2           $15,250     CAI Wireless Systems,
                          Inc.,
                          Sr. Notes,
                          12.25%, 9/15/02            $   16,393,750
B2            33,385     Century Communications
                          Corp., Sr. Sub. Notes,
                          11.875%, 10/15/03              35,972,338
B3             9,600     Chancellor Broadcasting
                          Co.,
                          Sr. Sub. Notes,
                          12.50%, 10/1/04                10,248,000
                         Comcast Corp.,
B1            45,500     Sr. Sub. Deb.,
                          9.375%, 5/15/05                48,116,250
B1            38,500     Sr. Sub. Notes,
                          9.125%, 10/15/06               40,136,250
B2            22,500     Comcast UK Cable Corp.,
                          Deb.,
                          Zero Coupon (until
                          11/15/00),
                          11.20%, 11/15/07               13,162,500
                         Continental Cablevision,
                          Inc.,
Ba2           51,100     Sr. Deb.,
                          9.50%, 8/1/13                  54,932,500
B1            38,140     Sr. Sub. Deb.,
                          11.00%, 6/1/07                 42,621,450
NR               750     Cooke Media Group, Inc.,
                          Sub. Deb.,
                          11.625%, 4/1/99                   735,000
                         Diamond Cable Co.,
B3            27,400     Sr. Disc. Notes,
                          Zero Coupon (until
                          9/30/99),
                          13.25%, 9/30/04                19,317,000
B3            26,500     Sr. Notes,
                          Zero Coupon (until
                          12/15/00),
                          11.75%, 12/15/05               15,568,750
NR            28,979     Falcon Holdings Corp.
                          L.P.,
                          Sr. Sub. Notes, PIK
                          11.00%, 9/15/03                27,674,739
B3            10,800     Granite Broadcasting
                          Corp.,
                          Sr. Notes,
                          10.375%, 5/15/05               11,070,000
B3           $25,950     International Cabletel,
                          Inc.,
                          Sr. Notes,
                          Zero Coupon (until
                          4/15/00),
                          12.75%, 4/15/05            $   16,413,375
                         Jones Intercable, Inc.,
                          Sr. Sub. Deb.,
B1            25,000     11.50%, 7/15/04                 27,750,000
B1            18,645     10.50%, 3/1/08                  20,416,275
Ba3           45,000     Lenfest Communications,
                          Inc.,
                          Sr. Notes,
                          8.375%, 11/1/05                45,168,750
B3            64,000     Marcus Cable Operating
                          Co.,
                          Sr. Sub. Disc. Notes,
                          Zero Coupon (until
                          8/1/99),
                          13.50%, 8/1/04                 48,160,000
                         Repap New Brunswick, Inc.,
                          Sr. Notes,
Ba3           18,900     9.875%, 7/15/00                 18,711,000
B2            24,350     10.625%, 4/15/05                23,863,000
                         Rogers Cablesystems, Inc.,
Ba3           61,825     Sr. Notes,
                          10.00%, 3/15/05                66,461,875
Ba3           10,000     Sr. Sec'd. Deb.,
                          10.125%, 9/1/12                10,525,000
B1            30,900     Sinclair Broadcast Group,
                          Inc.,
                          Sr. Notes,
                          10.00%, 9/30/05                31,595,250
B1            69,450     Telewest Plc,
                          Sr. Disc. Deb.,
                          Zero Coupon (until
                          10/1/00),
                          11.00%, 10/1/07                41,930,437
                         United Int'l. Holdings,
                          Inc.,
B3            15,000     Disc. Notes,
                          Zero Coupon, 11/15/99           9,375,000
B3            44,500     Sr. Disc. Notes,
                          Zero Coupon, 11/15/99          27,812,500
                         Videotron Holdings Plc,
                         Sr. Disc. Notes,
B3            17,300     Zero Coupon (until
                          8/15/00),
                          11.00%, 8/15/05                10,726,000
B3            12,375     Zero Coupon (until
                          7/1/99),
                          11.125%, 7/1/04                 8,631,563

--------------------------------------------------------------------------------
-----                                         See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1995     PRUDENTIAL HIGH YIELD FUND,
                                                     INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Broadcasting & Other Media (cont'd.)
B2           $16,000     Young Broadcasting, Inc.,
                          Sr. Notes,
                          10.125%, 2/15/05           $   16,880,000
                                                     --------------
                                                        951,803,097
------------------------------------------------------------
Building & Related Industries--3.4%
B1            27,500     American Standard, Inc.,
                          Sr. Sub. Deb.,
                          Zero Coupon (until
                          6/1/98),
                          10.50%, 6/1/05                 23,581,250
B1            38,750     Building Material Corp. of
                          America,
                          Sr. Notes, Ser. B,
                          Zero Coupon (until
                          11/1/99),
                          11.75%, 7/1/04                 26,350,000
Ba3           10,000     Continental Homes
                          Holdings,
                          Sr. Notes,
                          12.00%, 8/1/99                 10,800,000
B3            14,900     Greystone Homes, Inc.,
                          Sr. Notes,
                          10.75%, 3/1/04                 13,894,250
B3            25,125     Nortek, Inc.,
                          Sr. Sub. Notes,
                          9.875%, 3/1/04                 23,491,875
B2            15,600     NVR, Inc.,
                          Sr. Notes,
                          11.00%, 4/15/03                15,697,500
Ba3           26,580     U.S. Home Corp.,
                          Sr. Notes,
                          9.75%, 6/15/03                 27,211,275
                                                     --------------
                                                        141,026,150
------------------------------------------------------------
Casinos--4.8%
B1            26,220     Bally's Grand, Inc.,
                          First Mtge. Notes,
                          10.375%, 12/15/03              26,744,400
Ba3           19,200     Bally's Park Place
                          Funding, Inc.,
                          First Mtge. Bonds,
                          9.25%, 3/15/04                 19,536,000
B2           $12,500     Boyd Gaming Corp.,
                          Sr. Sub. Notes,
                          10.75%, 9/1/03             $   13,187,500
B1            16,000     Empress River Casino
                          Finance
                          Corp., Sr. Notes,
                          10.75%, 4/1/02                 16,520,000
B2            14,575     GNF Corp.,
                          First Mtge. Bonds,
                          10.625%, 4/1/03                13,591,187
Ba3           30,000     Grand Casino, Inc.,
                          10.125%, 12/1/03               31,462,500
NR            17,000D    Mohegan Tribal Gaming
                          Auth.,
                          Sr. Notes,
                          (cost $17,942,500;
                          purchased-1995),
                          13.50%, 11/15/02               18,360,000
Caa           62,974     Trump Taj Mahal Funding,
                          Inc.,
                          First Mtge. Bonds, Class
                          B,
                          11.35%, 11/15/99, PIK          60,612,076
                                                     --------------
                                                        200,013,663
------------------------------------------------------------
Chemicals--3.4%
B2            20,000     Arcadian Partners L.P.,
                          Sr. Notes, Ser. A,
                          10.75%, 5/1/05                 22,100,000
Ba3           49,800     G.I. Holdings, Inc.,
                          Zero Coupon, 10/1/98           38,595,000
B1            13,000     Huntsman Corp.,
                          First Mtge. Notes,
                          10.625%, 4/15/01               14,508,000
NR            19,427     Indspec Chemical Corp.,
                          Sr. Sub. Notes,
                          Zero Coupon (until
                          12/1/98),
                          11.50%, 12/1/03                16,221,545
B1             4,800     Sherritt Gordon Ltd.,
                          Sr. Notes,
                          9.75%, 4/1/03                   5,112,000
B1            25,000     Sherritt, Inc., Deb.,
                          10.50%, 3/31/14                27,281,250
NR            16,500     Terra Industries, Inc.,
                          Sr. Notes,
                          10.50%, 6/15/05                18,191,250
                                                     --------------
                                                        142,009,045

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

Portfolio of Investments as of December 31, 1995     PRUDENTIAL HIGH YIELD FUND,
                                                     INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Consumer Goods--2.2%
NR           $ 6,000D    Hines Horticulture, Inc.,
                          Sr. Sub. Notes,
                          (cost $6,000,000;
                          purchased-1995),
                          11.75%, 10/15/05           $    6,240,000
B2            31,345     Revlon Consumer Products
                          Corp., Sr. Notes,
                          9.375%, 4/1/01                 31,736,813
B3            57,500     Revlon Worldwide Corp.,
                          Sr. Sec'd. Notes,
                          Zero Coupon, 3/15/98           42,693,750
B2            10,500     Samsonite Corp.,
                          Sr. Notes,
                          11.125%, 7/15/05               10,080,000
                                                     --------------
                                                         90,750,563
------------------------------------------------------------
Diversified Industries--3.5%
NR             4,000     Envirodyne Industries,
                          Inc.,
                          Sr. Notes,
                          12.00%, 6/15/00                 3,890,000
Caa            5,000     Fairchild Corp.,
                          Sub. Deb.,
                          12.00%, 10/15/01                4,700,000
B3            14,800     Fairchild Industries,
                          Inc.,
                          Sr. Sec'd. Notes,
                          12.25%, 2/1/99                 15,688,000
                         IMO Industries, Inc.,
                          Sr. Sub. Deb.,
B3             9,659     12.25%, 8/15/97                  9,659,000
B3             5,750     12.00%, 11/1/01                  5,865,000
                         Interlake Corp.,
B2            12,350     Sr. Notes,
                          12.00%, 11/15/01               12,473,500
B3            24,170     Sr. Sub. Deb.,
                          12.125%, 3/1/02                22,961,500
B3            27,000     Jordan Industries, Inc.,
                          Sr. Notes,
                          10.375%, 8/1/03                24,030,000
Caa           12,850     Kenetech Corp.,
                          Sr. Sec'd. Notes,
                          12.75%, 12/15/02                4,754,500
B3           $10,500     Newflo Corp.,
                          Sub. Notes,
                          13.25%, 11/15/02           $   10,920,000
B2             5,800D    Remington Arms, Inc.,
                          Sr. Sub. Notes,
                          (cost $5,002,375;
                          purchased-1994),
                          10.00%, 12/1/03                 4,814,000
NR            29,000D/@  Terex Corp.,
                          Sr. Notes,
                          (cost $28,950,000;
                          purchased-1995),
                          13.75%, 5/15/02                25,375,000
                                                     --------------
                                                        145,130,500
------------------------------------------------------------
Drugs & Health Care--3.8%
B2            36,950     Magellan Health Services,
                          Inc.,
                          11.25%, 4/15/04                40,460,250
                         Tenet Healthcare Corp.,
Ba2           43,000     Sr. Notes,
                          8.625%, 12/1/03                45,150,000
Ba3           64,500     Sr. Sub. Notes,
                          10.125%, 3/1/05                71,756,250
                                                     --------------
                                                        157,366,500
------------------------------------------------------------
Energy--5.8%
                         California Energy Co.,
                          Inc.,
Ba3           30,250     Disc. Notes,
                          Zero Coupon (until
                          1/15/97),
                          10.25%, 1/15/04                28,586,250
Ba3           10,000     Sr. Notes,
                          9.875%, 6/30/03                10,500,000
NR            30,000     Clark R&M Holdings, Inc.,
                          Sr. Sec'd. Notes,
                          Zero Coupon, 2/15/00           19,912,500
B1            20,000D    Clark USA, Inc.,
                          Sr. Notes,
                          (cost $20,000,000;
                          purchased-1995),
                          10.875%, 12/1/05               21,000,000

--------------------------------------------------------------------------------
-----                                         See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1995     PRUDENTIAL HIGH YIELD FUND,
                                                     INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Energy (cont'd.)
Caa          $11,750     Empire Gas Corp.,
                          Sr. Sec'd. Notes,
                          7.00% (until 7/15/99),
                          12.875%, 7/15/04           $   10,222,500
B2            10,250     Falcon Drilling, Inc.,
                          Sr. Notes,
                          9.75%, 1/15/01                 10,531,875
                         Gulf Canada Resources,
                          Ltd.,
Ba3           35,480     Sr. Sub. Deb.,
                          9.25%, 1/15/04                 36,721,800
Ba3           40,000     Sr. Sub. Notes,
                          9.625%, 7/1/05                 42,200,000
                         Petroleum Heat & Power,
                          Inc.,
B2            11,980     Sub. Deb.,
                          9.375%, 2/1/06                 11,500,800
B2             8,010     Sub. Notes,
                          10.125%, 4/1/03                 7,849,800
B1            23,814     Triton Energy Corp.,
                          Sr. Sub. Disc. Notes,
                          Zero Coupon (until
                          12/15/96),
                          9.75%, 12/15/00                22,444,695
B2             6,500     United Meridian Corp.,
                          Sr. Sub. Notes,
                          10.375%, 10/15/05               6,873,750
B1            10,800     Vintage Petroleum, Inc.,
                          Sr. Sub. Notes,
                          9.00%, 12/15/05                10,921,500
                                                     --------------
                                                        239,265,470
------------------------------------------------------------
Financial Services--0.5%
B1            18,700     Reliance Group Holdings,
                          Inc.,
                          Sr. Sub. Deb.,
                          9.75%, 11/15/03                19,261,000
------------------------------------------------------------
Food & Beverage--3.0%
B3            12,500     Curtice Burns Foods, Inc.,
                          Sr. Sub. Notes,
                          12.25%, 2/1/05                 12,812,500
NR           $19,372D    Del Monte Corp.,
                          Sub. Notes,
                          (cost $19,726,434;
                          purchased-1993),
                          12.25%, 9/1/02, PIK        $   15,303,880
Caa           28,698     Fresh Del Monte Produce,
                          N.V.,
                          Sr. Notes,
                          10.00%, 5/1/03                 25,828,200
Ca            12,531*    Heileman Acquisition
                          Corp.,
                          Sr. Sub. Notes,
                          9.625%, 1/31/04                 3,383,370
B3             7,475     Pilgrim's Pride Corp.,
                          Sr. Sub. Notes,
                          10.875%, 8/1/03                 6,615,375
B3            13,237     PM Holdings Corp.,
                          Sub. Notes,
                          Zero Coupon (until
                          9/1/00),
                          11.50%, 9/1/05                  6,949,425
                         Premium Standard Farms
                          L.P.,
NR            34,627     Sr. Disc. Notes,
                          Zero Coupon (until
                          9/15/96),
                          12.00%, 9/15/03                27,009,060
NR            10,000     Sr. Notes,
                          12.25%, 6/15/04                 9,200,000
                         Specialty Foods Corp.,
Caa            9,550     Sr. Sub. Notes,
                          11.25%, 8/15/03                 8,595,000
B3             7,000     Sr. Unsec'd. Notes,
                          10.25%, 8/15/01                 6,580,000
                                                     --------------
                                                        122,276,810
------------------------------------------------------------
Leisure & Tourism--4.6%
NR            26,000D    HMC Acquisition
                          Properties,
                          Inc., Sr. Notes,
                          (cost $26,000,000;
                          purchased-1995),
                          9.00%, 12/15/07                26,260,000
B1            68,000     HMH Properties, Inc.,
                          Sr. Notes,
                          9.50%, 5/15/05                 69,530,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

Portfolio of Investments as of December 31, 1995     PRUDENTIAL HIGH YIELD FUND,
                                                     INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Leisure & Tourism (cont'd.)
B1           $54,000     Host Marriott Travel
                          Plazas,
                          Inc., Sr. Notes,
                          9.50%, 5/15/05             $   53,460,000
                         John Q Hammonds Hotels,
                          First Mtge. Notes,
B1            25,615     8.875%, 2/15/04                 25,358,850
B1            12,750D    9.75%, 10/1/05
                          (cost $12,776,250;
                          purchased-1995),               13,132,500
                                                     --------------
                                                        187,741,350
------------------------------------------------------------
Miscellaneous Services--0.5%
B2             1,150     Clean Harbors, Inc.,
                          Sr. Notes,
                          12.50%, 5/15/01                   517,500
NR            18,000     United Stationers Supply
                          Co.,
                          Sr. Notes,
                          12.75%, 5/1/05                 19,665,000
                                                     --------------
                                                         20,182,500
------------------------------------------------------------
Paper & Forest Products--6.0%
B1            28,500     Container Corp.,
                          Sr. Notes,
                          11.25%, 5/1/04                 29,355,000
                         Gaylord Container Corp.,
B3             4,250     Sr. Notes,
                          11.50%, 5/15/01                 4,377,500
Caa           32,890     Sr. Sub. Disc. Deb.,
                          Zero Coupon (until
                          5/15/96),
                          12.75%, 5/15/05                32,396,650
Ba3           25,500     Indah Kiat Int'l. Finance
                          Co.,
                          Sr. Sec'd. Notes, Ser. C,
                          12.50%, 6/15/06                25,245,000
B3            10,750     Ivex Packaging Corp.,
                          Sr. Sub. Notes,
                          12.50%, 12/15/02               11,395,000
Ba3          $ 9,500     Malette, Inc.,
                          Sr. Sec'd. Notes,
                          12.25%, 7/15/04            $   10,640,000
B3            38,653     Pacific Lumber Co.,
                          Sr. Notes,
                          10.50%, 3/1/03                 36,623,717
B1            15,000     SD Warren Co.,
                          Sr. Sub. Notes,
                          12.00%, 12/15/04               16,537,500
Ba1           38,900     Stone Consolidated, Inc.,
                          Sr. Sub. Notes,
                          10.25%, 12/15/00               41,623,000
                         Stone Container Corp.,
B1            19,500     First Mtge. Notes,
                          10.75%, 10/1/02                20,133,750
                         Sr. Notes,
B1             1,000     12.625%, 7/15/98                 1,055,000
B1            14,272     11.875%, 12/1/98                14,878,560
                                                     --------------
                                                        244,260,677
------------------------------------------------------------
Plastic Products--0.8%
B2            19,800     Applied Extrusion
                          Technology, Inc.,
                          Sr. Notes,
                          11.50%, 4/1/02                 21,285,000
B3            12,000     Plastic Specialty &
                          Technology, Inc.,
                          Sr. Notes,
                          11.25%, 12/1/03                10,860,000
                                                     --------------
                                                         32,145,000
------------------------------------------------------------
Printing--0.3%
Caa           10,000D    Sullivan Graphics Inc.,
                          Sr. Sub. Notes,
                          (cost $10,000,000;
                          purchased-1995),
                          12.75%, 8/1/05                 10,200,000

--------------------------------------------------------------------------------
-----                                         See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1995     PRUDENTIAL HIGH YIELD FUND,
                                                     INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Publishing--1.1%
B3           $12,250     Affiliated Newspapers,
                          Sr. Disc. Notes,
                          Zero Coupon (until
                          7/1/99),
                          13.25%, 7/1/06             $    7,533,750
B1            10,000     American Media Operations,
                          Inc., Sr. Sub. Notes,
                          11.625%, 11/15/04              10,100,000
B2             8,334     Big Flower Press, Inc.,
                          Sr. Sub. Notes,
                          10.75%, 8/1/03                  8,875,710
B3            22,750     Marvel Holdings, Inc.,
                          Sr. Notes,
                          Zero Coupon, 4/15/98           16,380,000
                                                     --------------
                                                         42,889,460
------------------------------------------------------------
Restaurants--0.5%
B2            20,700     Flagstar Corp.,
                          Sr. Notes,
                          10.75%, 9/15/01                18,837,000
------------------------------------------------------------
Retail--1.2%
Caa           12,250     Apparel Retailers, Inc.,
                          Sr. Disc. Deb.,
                          Zero Coupon (until
                          8/15/98),
                          12.75%, 8/15/05                 7,472,500
B2            10,000     Brylane L.P.,
                          Sr. Sub. Notes,
                          10.00%, 9/1/03                  8,850,000
B3            14,290     Specialty Retailers, Inc.,
                          Sr. Sub. Notes,
                          11.00%, 8/15/03                13,003,900
NR            24,000D    Thrifty Payless Holdings,
                          Inc.,
                          Sr. Notes,
                          (cost $21,026,649;
                          purchased-1995),
                          11.625%, 4/15/06,PIK           21,600,000
                                                     --------------
                                                         50,926,400
Steel & Metals--4.4%
B3           $22,061     Envirosource, Inc., Sr.
                          Notes,
                          9.75%, 6/15/03             $   19,303,375
B2            10,000     Horsehead Industries,
                          Inc.,
                          Sub. Notes,
                          14.00%, 6/1/99                 10,467,000
B1            42,075     Kaiser Aluminum & Chemical
                          Corp., Sr. Notes,
                          9.875%, 2/15/02                43,232,063
B3            11,695     Silgan Corp.,
                          Sr. Sub. Deb.,
                          11.75%, 6/15/02                12,513,650
B2             9,840     Ucar Global Enterprises,
                          Inc.,
                          Sr. Sub. Notes,
                          12.00%, 1/15/05                11,365,200
B1            27,000     WCI Steel, Inc.,
                          Sr. Notes,
                          10.50%, 3/1/02                 26,257,500
B1            20,000     Wheeling Pittsburgh Corp.,
                          Sr. Notes,
                          9.375%, 11/15/03               18,900,000
                                                     --------------
                                                        142,038,788
------------------------------------------------------------
Supermarkets--4.7%
B3            26,350     Brunos, Inc.,
                          Sr. Sub. Notes,
                          10.50%, 8/1/05                 26,086,500
B3            15,610     Dominicks Finer Foods,
                          Inc.,
                          Sr. Sub. Notes,
                          10.875%, 5/1/05                16,585,625
Caa           15,200     Food 4 Less Holdings,
                          Inc.,
                          Sr. Disc. Deb.,
                          Zero Coupon (until
                          6/15/00),
                          13.625%, 7/15/05                7,220,000
                         Pathmark Stores, Inc.,
B2            35,788     Sr. Sub. Notes,
                          9.625%, 5/1/03                 34,803,830
                         Sub. Notes,
B3            14,000     11.625%, 6/15/02                14,035,000
B3            10,500     12.625%, 6/15/02                10,815,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

Portfolio of Investments as of December 31, 1995     PRUDENTIAL HIGH YIELD FUND,
                                                     INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Supermarkets (cont'd.)
                         Penn Traffic Co.,
                          Sr. Notes,
Ba3          $ 6,695     10.375%, 10/1/04            $    6,326,775
Ba3           18,750     10.65%, 11/1/04                 17,906,250
B2            21,605     Pueblo Xtra Int'l., Inc.,
                          Sr. Notes,
                          9.50%, 8/1/03                  20,632,775
B1            26,795     Ralphs Grocery Co.,
                          Sr. Notes,
                          10.45%, 6/15/04                27,196,925
B2            10,000     Southland Corp.,
                          Sr. Sub. Deb.,
                          12.00%, 6/15/09                 9,950,000
                                                     --------------
                                                        191,558,680
------------------------------------------------------------
Technology--0.2%
NR             8,750     Waters Corp.,
                          Sr. Sub. Notes,
                          12.75%, 9/30/04                 7,350,560
------------------------------------------------------------
Telecommunications--11.9%
B2            18,000     Call-Net Enterprises,
                          Sr. Disc. Notes,
                          Zero Coupon (until
                          12/1/99),
                          13.25%, 12/1/04                12,870,000
NR            27,000D/@  Cellnet Data Systems,
                          Inc.,
                          Sr. Disc. Notes,
                          (cost $15,328,273;
                          purchased-1995),
                          Zero Coupon (until
                          6/15/00),
                          13.00%, 6/15/05                16,200,000
B3            22,250@    Cellular Communications
                          Int'l., Inc.,
                          Sr. Disc. Notes,
                          Zero Coupon, 8/15/00           13,683,750
Caa           58,305     Cencall Communications
                          Corp.,
                          Sr. Disc. Notes,
                          Zero Coupon (until
                          1/15/99),
                          10.125%, 1/15/04               32,942,325
                         Centennial Cellular Corp.,
                          Sr. Notes,
B2           $29,925     8.875%, 11/1/01             $   29,476,125
B2            15,495     10.125%, 5/15/05                16,308,487
B3            12,650@    Clearnet Communications,
                          Inc., Sr. Disc. Notes,
                          Zero Coupon (until
                          12/15/00),
                          14.75%, 12/15/05                6,609,625
NR            38,000D/@  Comcel, Notes,
                          (cost $20,450,551;
                          purchased-1995),
                          Zero Coupon (until
                          11/15/00),
                          13.125%, 11/15/03              21,565,000
                         Dial Call Communications,
                          Inc.,
                          Sr. Disc. Notes,
Caa           13,000     Zero Coupon (until
                          4/15/99),
                          12.25%, 4/15/04                 7,410,000
Caa            4,250     Zero Coupon (until
                          12/15/98),
                          10.25%, 12/15/05                2,252,500
B3             7,000     Dictaphone Corp.,
                          Sr. Notes,
                          11.75%, 8/1/05                  6,930,000
                         GST Telecommunciations,
                          Inc.,
NR            17,360D/@  Sr. Disc. Notes,
                          (cost $8,928,806;
                          purchased-1995),
                          Zero Coupon (until
                          12/15/00),
                          13.875%, 12/15/05               8,246,000
NR             2,170D    Sr. Notes,
                          (cost $1,116,101;
                          purchased-1995),
                          Zero Coupon (until
                          12/15/00),
                          13.875%, 12/15/05               1,030,750
B3             6,500D/@  Heartland Wireless
                          Communication, Inc.,
                          Sr. Notes,
                          (cost $6,500,000;
                          purchased-1995),
                          13.00%, 4/15/03                 7,345,000
NR            38,730D    Intelcom Group, Inc.,
                          Sr. Disc. Notes,
                          (cost $21,231,677;
                          purchased-1995),
                          Zero Coupon (until
                          9/15/00),
                          13.50%, 9/15/05                22,463,400

--------------------------------------------------------------------------------
-----                                         See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1995     PRUDENTIAL HIGH YIELD FUND,
                                                     INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Telecommunications (cont'd.)
B3           $11,250     Intermedia Communications
                          of Florida,
                          Sr. Notes,
                          13.50%, 6/1/05             $   12,543,750
B2            11,500     Metrocall, Inc.,
                          Sr. Sub. Notes,
                          10.375%, 10/1/07               12,190,000
B2            43,805     MFS Communications, Inc.,
                          Disc. Notes,
                          Zero Coupon (until
                          1/15/99),
                          9.375%, 1/15/04                35,372,537
                         Mobilemedia
                          Communications, Inc.,
B3            32,810     Sr. Notes,
                          Zero Coupon (until
                          12/1/98),
                          10.50%, 12/1/03                25,591,800
B3            25,000     Sr. Sub. Notes,
                          9.375%, 11/1/07                25,750,000
                         Nextel Communications,
                          Inc.,
                          Sr. Disc. Notes,
B3            22,120     Zero Coupon (until
                          9/1/98),
                          11.50%, 9/1/03                 13,935,600
B3            23,025     Zero Coupon (until
                          2/15/99),
                          9.75%, 8/15/04                 12,491,063
                         Pagemart Nationwide, Inc.,
                          Sr. Disc. Notes,
NR            16,525     Zero Coupon (until
                          11/1/98),
                          12.25%, 11/1/03                12,269,813
NR            23,000     Zero Coupon (until
                          12/1/00),
                          15.00%, 2/1/05                 15,065,000
                         Paging Network, Inc.,
                          Sr. Sub. Notes,
B2            29,300     8.875%, 2/1/06                  30,032,500
B2            16,000     10.125%, 8/1/07                 17,320,000
                         Pricellular Wireless
                          Corp.,
                          Sr. Disc. Notes,
B3            10,000     Zero Coupon (until
                          11/15/97),
                          14.00%, 11/15/01                8,800,000
B3            25,100     Zero Coupon (until
                          10/1/98),
                          12.25%, 10/1/03                19,389,750
                         USA Mobile Communications,
                          Inc.,
                          Sr. Notes,
B3           $ 5,350     9.50%, 2/1/04               $    5,296,500
B3             8,000     14.00%, 11/1/04                  9,360,000
                         Winstar Communications, Inc.,
                         Sr. Notes,
NR            15,550D/@  (cost $8,116,850;
                          purchased-1995),
                          Zero Coupon (until
                          10/15/00),
                          14.00%, 10/15/05                8,215,065
NR            31,100D/@  (cost $16,233,700;
                          purchased-1995) Zero
                          Coupon (until 10/15/00),
                          14.00%, 10/15/05               16,430,130
                                                     --------------
                                                        485,386,470
------------------------------------------------------------
Textiles--0.7%
Ca                 1*    Forstmann Textiles, Inc.,
                          Sr. Sub. Notes,
                          14.75%, 4/15/99                       200
B3            28,850     Westpoint Stevens, Inc.,
                          Sr. Sub. Deb.,
                          9.375%, 12/15/05               28,489,375
                                                     --------------
                                                         28,489,575
------------------------------------------------------------
Transportation/Trucking/Shipping--0.8%
B3            11,200     OMI Corp.,
                          Sr. Notes,
                          10.25%, 11/1/03                 9,968,000
B1            10,000     TNT Transport,
                          Sr. Notes,
                          11.50%, 4/15/04                10,475,000
B2            11,535     Trism, Inc.,
                          Sr. Sub. Notes,
                          10.75%, 12/15/00               11,361,975
                                                     --------------
                                                         31,804,975
                                                     --------------
                         Total bonds
                          (cost $3,837,080,734)       3,927,357,358
                                                     --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

Portfolio of Investments as of December 31, 1995     PRUDENTIAL HIGH YIELD FUND,
                                                     INC.
------------------------------------------------------------
------------------------------------------------------------

Shares        Description                          Value (Note 1)
-------------------------------------------------------------
PREFERRED STOCKS--0.7%
  144,500D    Cablevision Systems Corp., $11.75
                (cost $14,450,000;
                purchased-1995)                    $    14,883,500
   20,000DD   Color Tile, Inc., $14.50, Sr. Cum.            20,000
   18,340D    Premium Standard Farms, $12.50
                (cost $1,834,000;
                purchased-1992)                          1,283,800
  354,240     Riggs National Corp. Washington
                D.C., $10.75                             9,830,160
              West Federal Holdings, Inc.,
   81,631D/DD Cum. Sr. Pfd., $15.50
                (cost $8,000,000;
                purchased-1988)                                816
   26,078D/DD Sr. Pfd., Ser. A, $15.50 (cost
                $674,047;
                purchased-1990)                                261
                                                   ---------------
              Total preferred stocks (cost
                $37,869,027)                            26,018,537
                                                   ---------------
COMMON STOCKSDD--0.2%
   12,250     Affiliated Newspapers                        367,500
    7,000D    Dial Call Communications, Inc.
                (cost $0; purchased-1995)                       70
   72,580D    Dr Pepper Bottling Co., C1.A,
                (cost $65,322; purchased-1992)             254,030
  428,333     EnviroSource, Inc.                         1,284,999
  324,735     Gaylord Container Corp., C1.A              2,618,176
    6,500     Heartland Wireless Communications,
                Inc.                                             0
   69,374     Metromedia Corp.                             971,236
   71,750D    PageMart Nationwide, Inc.
                (cost $502,250; purchased-1995)            672,656
   31,559D    Peachtree Cable Assn., Ltd.
                (cost $315,590; purchased-1986)            307,700
    3,679D    PM Holdings Corp; (cost $0;
                purchased-1993)                                  0
    4,500     Smittys Supermarkets, Inc.                    27,000
  116,000D    Terex Corp. (cost $0;
                purchased-1995)                                  0
  323,000     Thrifty Payless Holdings, Inc.             1,372,750
1,051,135     Triton Group Ltd.                            525,568
    7,641     Walter Industries, Inc.                      100,288
                                                   ---------------
              Total common stocks (cost
                $11,523,420)                             8,501,973
                                                   ---------------
WARRANTSDD--0.1%
   41,000D    American Telecasting, Inc. (cost
                $0; purchased-1995), expiring
                8/10/00                            $             0
   22,841     Casino America Corp.,
                expiring 11/15/96                              228
   60,000     Casino Magic Corp.,
                expiring 10/14/96                              600
  108,000     Cellnet Data Systems, Inc.
                expiring 6/15/05                                 0
   22,250     Cellular Communications Int'l.,
                Inc.,
                expiring 8/15/03                                 0
   41,745     Clearnet Communications, Inc.,
                expiring 9/15/05                                 0
   38,000     Comcel,
                expiring 11/15/03                                0
   14,273D    Dial Call Communications, Inc.,
                (cost $0; purchased-1993)
                expiring 12/15/98                              143
   14,835     Empire Gas Corp.,
                expiring 7/15/04                            29,670
   20,250     Foamex JPS Automotive L.P.,
                expiring 7/1/99                            101,250
  417,518     Gaylord Container Corp.,
                expiring 7/31/96                         3,131,385
  127,809D    Intelecom Group, Inc.,
                (cost $0; purchased-1995),
                expiring 9/15/05                           639,045
   11,250D    Intermedia Communications of
                Florida,
                (cost $0; purchased-1995),
                expiring 6/1/00                                  0
   44,150D    President Riverboat Casinos Inc.
                (cost $0; purchased-1994),
                expiring 9/30/99                                 0
   44,500     United Int'l. Holdings, Inc.,
                expiring 11/15/99                        1,201,500
                                                   ---------------
              Total warrants (cost $220,009)             5,103,821
                                                   ---------------
              Total long-term investments
                (cost $3,886,693,190)                3,966,981,689
                                                   ---------------

--------------------------------------------------------------------------------
-----                                         See Notes to Financial Statements.

PRUDENTIAL HIGH YIELD FUND, INC.
Portfolio of Investments as of December 31, 1995
------------------------------------------------------------

Principal
Amount
(000)        Description                             Value (Note 1)
 ------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.2%
------------------------------------------------------------
Commercial Paper--1.2%
$  49,805     Lehman Brothers Hldgs., Inc.
                6.10%, 1/2/96
                (cost $49,796,561)                 $    49,796,561
------------------------------------------------------------
Total Investments--98.2%
              (cost $3,936,489,751; Note 4)          4,016,778,250
              Other assets in excess of
                liabilities--1.8%                       74,499,984
                                                   ---------------
              Net Assets--100%                     $ 4,091,278,234
                                                   ---------------
                                                   ---------------

---------------

NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
L.P.--Limited Partnership.
   * Represents issuer in default on interest payments;
     non-income producing security.
   D Indicates a restricted security; the aggregate cost of such securities is $321,791,548. The aggregate value
     ($317,210,621) is approximately 7.8% of net assets.
  DD Non-income producing securities.
   @ Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

Statement of Assets and Liabilities             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1995
Investments, at value (cost $3,936,489,751).............................................................       $ 4,016,778,250
Cash....................................................................................................               222,341
Interest receivable.....................................................................................            66,607,313
Receivable for Fund shares sold.........................................................................            49,917,012
Receivable for investments sold.........................................................................             2,535,553
Deferred expenses and other assets......................................................................                99,657
                                                                                                              -----------------
   Total assets.........................................................................................         4,136,160,126
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................            30,362,554
Payable for Fund shares reacquired......................................................................             6,685,107
Dividends payable.......................................................................................             3,187,182
Due to Distributors.....................................................................................             1,899,981
Due to Manager..........................................................................................             1,392,793
Accrued expenses........................................................................................             1,354,275
                                                                                                              -----------------
   Total liabilities....................................................................................            44,881,892
                                                                                                              -----------------
Net Assets..............................................................................................       $ 4,091,278,234
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................       $     4,999,999
   Paid-in capital in excess of par.....................................................................         4,719,988,865
                                                                                                              -----------------
                                                                                                                 4,724,988,864
   Undistributed net investment income..................................................................             3,971,195
   Accumulated net realized loss on investments.........................................................          (717,970,324)
   Net unrealized appreciation of investments...........................................................            80,288,499
                                                                                                              -----------------
Net assets, December 31, 1995...........................................................................       $ 4,091,278,234
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($1,336,354,256 / 163,204,029 shares of common stock issued and outstanding)......................                  $8.19
   Maximum sales charge (4.00% of offering price).......................................................                   .34
   Maximum offering price to public.....................................................................                 $8.53
Class B:
   Net asset value, offering price and redemption price per share
      ($2,730,903,446 / 333,859,114 shares of common stock issued and outstanding)......................                 $8.18
Class C:
   Net asset value, offering price and redemption price per share
      ($24,020,532 / 2,936,755 shares of common stock issued and outstanding)...........................                 $8.18

--------------------------------------------------------------------------------
-----                                         See Notes to Financial Statements.

PRUDENTIAL HIGH YIELD FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1995
                                            -----------------
Income
   Interest..............................     $ 410,479,460
   Dividends.............................         3,195,802
                                            -----------------
      Total income.......................       413,675,262
                                            -----------------
Expenses
   Distribution fee--Class A.............         1,584,833
   Distribution fee--Class B.............        20,440,387
   Distribution fee--Class C.............            90,469
   Management fee........................        15,779,009
   Transfer agent's fees and expenses....         4,819,000
   Reports to shareholders...............           883,000
   Custodian's fees and expenses.........           445,000
   Franchise taxes.......................           287,000
   Registration fees.....................           191,000
   Insurance expense.....................           114,000
   Audit fee and expenses................            77,000
   Directors' fees and expenses..........            37,000
   Legal fees and expenses...............            25,000
   Miscellaneous.........................            12,351
                                            -----------------
      Total operating expenses...........        44,785,049
   Loan commitment fees (Note 2).........           178,500
                                            -----------------
      Total expenses.....................        44,963,549
                                            -----------------
Net investment income....................       368,711,713
                                            -----------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized loss on investment
   transactions..........................      (129,423,086)
Net change in unrealized appreciation of
   investments...........................       373,919,552
                                            -----------------
Net gain on investments..................       244,496,466
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 613,208,179
                                            -----------------
                                            -----------------

PRUDENTIAL HIGH YIELD FUND, INC.
Statement of Changes in Net Assets

Increase (Decrease)                    Year Ended December 31,
in Net Assets                          1995                1994
Operations
   Net investment income.......   $   368,711,713     $   347,531,971
   Net realized loss on
      investment
      transactions.............      (129,423,086)        (17,213,168)
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............       373,919,552        (437,098,902)
                                 ----------------    ----------------
   Net increase (decrease) in
      net assets resulting from
      operations...............       613,208,179        (106,780,099)
                                 ----------------    ----------------
Net equalization credits.......           155,052              53,408
                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................      (107,009,035)        (16,316,609)
      Class B..................      (260,558,397)       (331,100,240)
      Class C..................        (1,144,281)           (115,122)
                                 ----------------    ----------------
                                     (368,711,713)       (347,531,971)
                                 ----------------    ----------------
   Distributions in excess of
      net investment income
      Class A..................        (2,494,359)           (381,078)
      Class B..................        (5,281,164)         (9,346,220)
      Class C..................           (32,071)             (3,979)
                                 ----------------    ----------------
                                       (7,807,594)         (9,731,277)
                                 ----------------    ----------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold.....................     1,732,422,699       1,151,307,757
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       180,623,667         169,199,573
   Cost of shares reacquired...    (1,536,230,023)     (1,294,875,001)
                                 ----------------    ----------------
   Net increase in net assets
      from Fund share
      transactions.............       376,816,343          25,632,329
                                 ----------------    ----------------
Total increase (decrease)......       613,660,267        (438,357,610)
Net Assets
Beginning of year..............     3,477,617,967       3,915,975,577
                                 ----------------    ----------------
End of year....................   $ 4,091,278,234     $ 3,477,617,967
                                 ----------------    ----------------
                                 ----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Prudential High Yield Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e. high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (``restricted securities''). Certain issues of restricted securities held by the Fund at December 31, 1995 include registration rights under which the Fund may demand registration by the issuer, some of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes original issue discounts as adjustments to interest income. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount and wash sales.
Equalization: The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is
--------------------------------------------------------------------------------
-----

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized loss on investments by $5,713,830. This was primarily due to sale of securities purchased with market discounts for the year ended December 31, 1995. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund's average daily net assets in excess of $3 billion.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') is the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1995.
PMFD has advised the Fund that it has received approximately $1,137,900 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.
PSI has advised the Fund that for the year ended December 31, 1995, it received approximately $5,035,900 and $13,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund has entered into a credit agreement (the ``Agreement'') with State Street Bank and Trust Co. with a maximum commitment under the Agreement of $75,000,000 which expires on December 2, 1996. Interest on any such borrowings outstanding will be at market rates. The Fund has not borrowed any monies pursuant to the Agreement. The Fund pays commitment fees at an annual rate of
 .10 of 1% on the $75,000,000 (unused portion of the credit facility). Prior to December 2, 1995, the Fund paid commitment fees at an annual rate of .25 of 1%.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1995, the Fund incurred fees of approximately $3,590,000 for the services of PMFS. As of December 31, 1995, $301,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
                                                                           -----

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1995 were $3,145,471,164 and $2,810,034,331, respectively.
The federal income tax basis of the Fund's investments, including short-term investments, as of December 31, 1995 was $3,937,930,238; accordingly, net unrealized appreciation for federal income tax purposes was $78,848,012 (gross unrealized appreciation--$170,085,126; gross unrealized depreciation--$91,237,114).
For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1995 of approximately $710,666,900 of which $34,055,200 expires in 1997, $326,104,800 expires in 1998, $77,895,200 expires in 1999, $110,441,500 expires in 2000 and $162,170,200 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.
For federal income tax purposes, the Fund will elect to treat net capital losses of approximately $5,862,900 incurred in the two month period ended December 31, 1995 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into Class A, B and C shares.
Transactions in shares of common stock were as follows:

Class A                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1995:
Shares sold...................     85,065,787    $   680,939,054
Shares issued in reinvestment
  of
  dividends and
  distributions...............      7,260,503         58,391,158
Shares reacquired.............    (86,586,970)      (693,700,291)
                                 ------------    ---------------
Class A                             Shares           Amount
------------------------------   ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................      5,739,320    $    45,629,921
Shares issued upon conversion
  from Class B................    136,453,614      1,063,977,235
                                 ------------    ---------------
Net increase in shares
  outstanding.................    142,192,934    $ 1,109,607,156
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1994:
Shares sold...................     19,908,158    $   161,976,895
Shares issued in reinvestment
  of
  dividends and
  distributions...............      1,113,364          9,044,345
Shares reacquired.............    (19,711,310)      (160,632,506)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      1,310,212    $    10,388,734
                                 ------------    ---------------
                                 ------------    ---------------
Class B
------------------------------
Year ended December 31, 1995:
Shares sold...................    127,682,310    $ 1,017,983,490
Shares issued in reinvestment
  of
  dividends and
  distributions...............     15,200,641        121,565,304
Shares reacquired.............   (104,007,242)      (826,907,079)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................     38,875,709        312,641,715
Shares reacquired upon
  conversion into Class A.....   (136,628,901)    (1,063,977,235)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................    (97,753,192)   $  (751,335,520)
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1994:
Shares sold...................    118,792,264    $   983,331,141
Shares issued in reinvestment
  of
  dividends and
  distributions...............     19,713,254        160,105,285
Shares reacquired.............   (138,058,355)    (1,133,205,930)
                                 ------------    ---------------
Net increase in shares
  outstanding.................        447,163    $    10,230,496
                                 ------------    ---------------
                                 ------------    ---------------
Class C
------------------------------
Year ended December 31, 1995:
Shares sold...................      4,161,922    $    33,500,155
Shares issued in reinvestment
  of
  dividends and
  distributions...............         82,802            667,205
Shares reacquired.............     (1,941,398)       (15,622,653)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      2,303,326    $    18,544,707
                                 ------------    ---------------
                                 ------------    ---------------
August 1, 1994* through
  December 31, 1994:
Shares sold...................        757,753    $     5,999,721
Shares issued in reinvestment
  of
  dividends and
  distributions...............          6,428             49,943
Shares reacquired.............       (130,752)        (1,036,565)
                                 ------------    ---------------
Net increase in shares
  outstanding.................        633,429    $     5,013,099
                                 ------------    ---------------
                                 ------------    ---------------
---------------
*Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
-----

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                             Class A
                                                  -------------------------------------------------------------
                                                                     Year Ended December 31,
                                                  -------------------------------------------------------------
                                                     1995          1994         1993         1992        1991
                                                  ----------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $     7.68     $   8.70     $   8.19     $   7.88     $  6.72
                                                  ----------     --------     --------     --------     -------
Income from investment operations
Net investment income.........................           .81          .80          .84          .90         .93
Net realized and unrealized gain (loss) on
  investments.................................           .53        (1.00)         .52          .32        1.26
                                                  ----------     --------     --------     --------     -------
  Total from investment operations............          1.34         (.20)        1.36         1.22        2.19
                                                  ----------     --------     --------     --------     -------
Less distributions
Dividends from net investment income..........          (.81)        (.80)        (.84)        (.90)       (.93)
Distributions in excess of net investment
  income......................................          (.02)        (.02)        (.01)          --          --
Distributions from paid-in capital
  in excess of par............................            --           --           --         (.01)       (.10)
                                                  ----------     --------     --------     --------     -------
  Total distributions.........................          (.83)        (.82)        (.85)        (.91)      (1.03)
                                                  ----------     --------     --------     --------     -------
Net asset value, end of year..................    $     8.19     $   7.68     $   8.70     $   8.19     $  7.88
                                                  ----------     --------     --------     --------     -------
                                                  ----------     --------     --------     --------     -------
TOTAL RETURN(a)...............................         18.17%       (2.35)%      17.32%       15.97%      34.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $1,336,354     $161,435     $171,364     $106,188     $54,025
Average net assets (000)......................    $1,056,555     $165,517     $149,190     $ 81,129     $37,194
Ratios to average net assets:
  Expenses, including distribution fees.......           .75%         .78%         .76%         .85%        .88%
  Expenses, excluding distributions fees......           .60%         .63%         .61%         .70%        .73%
  Net investment income.......................         10.13%        9.86%        9.93%       10.96%      12.73%
Portfolio turnover rate.......................            78%          74%          85%          68%         51%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                 Class B
                                                  ----------------------------------------------------------------------
                                                                         Year Ended December 31,
                                                  ----------------------------------------------------------------------
                                                     1995           1994           1993           1992           1991
                                                  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $     7.67     $     8.69     $     8.19     $     7.88     $     6.71
                                                  ----------     ----------     ----------     ----------     ----------
Income from investment operations
Net investment income.........................           .76            .76            .79            .85            .88
Net realized and unrealized gain (loss) on
  investments.................................           .53          (1.00)           .51            .32           1.26
                                                  ----------     ----------     ----------     ----------     ----------
  Total from investment operations............          1.29           (.24)          1.30           1.17           2.14
                                                  ----------     ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment income..........          (.76)          (.76)          (.79)          (.85)          (.88)
Distributions in excess of net investment
  income......................................          (.02)          (.02)          (.01)            --             --
Distributions from paid-in capital
  in excess of par............................            --             --             --           (.01)          (.09)
                                                  ----------     ----------     ----------     ----------     ----------
  Total distributions.........................          (.78)          (.78)          (.80)          (.86)          (.97)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of period................    $     8.18     $     7.67     $     8.69     $     8.19     $     7.88
                                                  ----------     ----------     ----------     ----------     ----------
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL RETURN(a)...............................         17.49%         (2.92)%        16.54%         15.30%         33.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $2,730,903     $3,311,323     $3,745,985     $2,887,698     $2,199,127
Average net assets (000)......................    $2,725,385     $3,566,709     $3,389,439     $2,582,922     $1,970,257
Ratios to average net assets:
  Expenses, including distribution fees.......          1.35%          1.38%          1.36%          1.45%          1.48%
  Expenses, excluding distributions fees......           .60%           .63%           .61%           .70%           .73%
  Net investment income.......................          9.56%          9.28%          9.35%         10.29%         11.65%
Portfolio turnover rate.......................            78%            74%            85%            68%            51%
                                                           Class C
                                                                  August 1,
                                                 Year Ended        Through
                                                December 31,     December 31,
                                                    1995             1994
                                                ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   7.67          $ 8.05
                                                    ------           -----

Income from investment operations
Net investment income.........................         .76             .32
Net realized and unrealized gain (loss) on
  investments.................................         .53            (.37)
                                                    ------           -----

  Total from investment operations............        1.29            (.05)
                                                    ------           -----

Less distributions
Dividends from net investment income..........       (.76)            (.32)
Distributions in excess of net investment
  income......................................       (.02)            (.01)
Distributions from paid-in capital
  in excess of par............................          --              --
                                                    ------           -----

  Total distributions.........................        (.78)           (.33)
                                                    ------           -----

Net asset value, end of period................    $   8.18          $ 7.67
                                                    ------           -----
                                                    ------           -----

TOTAL RETURN(a)...............................       17.49%          (0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 24,021          $4,860
Average net assets (000)......................    $ 12,063          $2,840
Ratios to average net assets:
  Expenses, including distribution fees.......        1.35%           1.48%(c)
  Expenses, excluding distributions fees......         .60%            .73%(c)
  Net investment income.......................        9.49%           9.80%(c)
Portfolio turnover rate.......................          78%             74%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
 (b) Commencement of offering of Class C shares.
 (c) Annualized.

--------------------------------------------------------------------------------
-----                                         See Notes to Financial Statements.

Report of Independent Accountants               PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential High Yield Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Fund, Inc. (the ``Fund'') at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 20, 1996
--------------------------------------------------------------------------------
                                                                           -----

                                   APPENDIX A
                         GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

Asset Allocation

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

    Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                                   APPENDIX B
                           HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.



                                      CHART



Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to September 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

            Historical Total Returns of Different Bond Market Sectors

-------------------------------------------------------------------------------------------------------------------
                                                                                                              YTD
                               '87      '88       '89       '90       '91       '92      '93        '94       9/95
-------------------------------------------------------------------------------------------------------------------
U.S. Government
Treasury Bonds1                2.0%     7.0%     14.4 %     8.5 %     15.3%     7.2%     10.7%     (3.4)%     13.2%
-------------------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage Securities2           4.3%     8.7%     15.4 %    10.7 %     15.7%     7.0%      6.8%     (1.6)%     13.1%
-------------------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate Bonds3               2.6%     9.2%     14.1 %     7.1 %     18.5%     8.7%     12.2%     (3.9)%     16.5%
-------------------------------------------------------------------------------------------------------------------
U.S. High Yield
Corporate Bonds4               5.0%    12.5%      0.8 %    (9.6)%     46.2%    15.8%     17.1%     (1.0)%     15.6%
-------------------------------------------------------------------------------------------------------------------
World
Government Bonds5             35.2%     2.3%     (3.4)%    15.3 %     16.2%     4.8%     15.1%      6.0 %     17.1%
-------------------------------------------------------------------------------------------------------------------
Difference between highest
and lowest return percent     33.2     10.2      18.8      24.9       30.9     11.0      10.3       9.9        4.0
-------------------------------------------------------------------------------------------------------------------

1Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15 and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5Salomon Brothers World Government Index (Non U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.












                                      CHART







Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

     (a) Financial Statements:

         (1) Financial statements included in the Prospectus constituting Part A of this Registration Statement:


             Financial Highlights for each of the ten years in the period ended December 31, 1995.

         (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

             Portfolio of Investments at December 31, 1995.

             Statement of Assets and Liabilities at December 31, 1995.

             Statement of Operations for the year ended December 31, 1995.

             Statement of Changes in Net Assets for the years ended December 31, 1994 and 1995.

             Notes to Financial Statements.

             Financial Highlights with respect to each of the five years in the period ended December 31, 1995.

             Report of Independent Accountants.


     (b) Exhibits:

          1. (a) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 22 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1994 (file No. 2-63394).

             (b) Articles of Amendment. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

             (c) Articles Supplementary. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).


             (d) Articles Supplementary.*


          2. Amended and Restated By-Laws. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 22 to the Registration Statement filed on Form N-1A via Edgar on March 1, 1994 (file No. 2-63394).

          4. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.

          5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 2-63394).

             (b) Management Agreement, as amended, between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 18 to Registration Statement on Form N-1A (File No. 2-63394).

             (c)   Subadvisory   Agreement   between   Prudential   Mutual  Fund
             Management,   Inc.  and  The  Prudential  Investment   Corporation,
             incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 2-63394).

          6. (a)  Selected  Dealers  Agreement,  incorporated  by  reference  to
             Exhibit 6(d) to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 2-63394).

             (b) Distribution and Service Agreement for Class A Shares. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

             (c) Distribution and Service Agreement for Class B Shares. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

             (d) Distribution and Service Agreement for Class C Shares. Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

             (e) Distribution and Service Agreement for Class Z Shares. Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement on Form N-1A filed via EDGAR on October 20, 1995 (File No. 2-63394).


             (f) Amended Distribution Agreement dated January 1, 1996.*

          8. Custodian Agreement dated July 26, 1990, between the Registrant and State Street Bank and Trust Company, incorporated by reference to
             Exhibit 8 to Post-Effective Amendment No.19 to Registration Statement on Form N-1A (File No.2-63394).

          9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
             Exhibit 9(b) to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A (File No. 2-63394).


         10. Opinion of  Sullivan  &  Cromwell,  incorporated  by  reference  to
             Exhibit 10 to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1 (File No. 2-63394).


         11. Consent of Independent Accountants.*

         15. (a) Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

             (b) Distribution and Service Plan for Class B Shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

             (c) Distribution and Service Plan for Class C Shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

         16. (a) Schedule of Calculation of Yield and Average Annual Total Return (Class B Shares), incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 2-63394).

             (b) Schedule of Calculation of Average Annual Total Return (Class A Shares), incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No.19 to Registration Statement on Form N-1A (File No.2-63394).

             (c) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares, incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 21 to Registration Statement on Form N-1A (File No. 2-63394).


         18. Rule 18f-3 Plan.*

         27. Financial Data Schedule.*


-----------------
*Filed herewith.


Item 25. Persons Controlled by or under Common Control with Registrant.

    None.


Item 26. Number of Holders of Securities.


    As of February 9, 1996 there were 103,900, 165,907 and 1,231 record holders of Class A, Class B and Class C shares of common stock, respectively, $.01 par value per share, of the Registrant.


Item 27. Indemnification.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits 6(b), 6(c) and 6(d) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant intends to purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28. Business and other Connections of Investment Adviser

    (a) Prudential Mutual Fund Management, Inc.

    See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30, 1995).

    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.


Name and Address           Position with PMF                                   Principal Occupations
----------------           -----------------                                   ---------------------
Brendan D. Boyle           Executive Vice             Executive Vice President, Director of Marketing and Director, PMF;
                           President, Director          Senior Vice President, Prudential Securities Incorporated
                           of Marketing                 (Prudential Securities); Chairman and Director of Prudential
                           and Director                 Mutual Fund Distributors, Inc. (PMFD)

Stephen P. Fisher          Senior Vice President      Senior Vice President, PMF; Senior Vice President, Prudential
                                                        Securities; Vice President, PMFD

Frank W. Giordano          Executive Vice             Executive Vice President, General Counsel, Secretary and Director,
                           President, General           PMF and PMFD; Senior Vice President, Prudential Securities;
                           Counsel, Secretary           Director, Prudential Mutual Fund Services, Inc., (PMFS)
                           and Director

Robert F. Gunia            Executive Vice             Executive Vice President, Chief Financial and Administrative Officer,
                           President, Chief             Treasurer and Director, PMF; Senior Vice President, Prudential
                           Financial and                Securities; Executive Vice President, Chief Financial Officer,
                           Administrative               Treasurer and Director, PMFD; Director, PMFS
                           Officer, Treasurer
                           and Director


Theresa A. Hamacher        Director                   Director, PMF, Vice President, The Prudential Insurance Company of
Prudential Plaza                                        America (Prudential); Vice President, The Prudential Investment
Newark, N.J. 07102                                      Corporation (PIC)


Timothy J. O'Brien         Director                   President, Chief Executive Officer, Chief Operating Officer and Director,
Raritan Plaza One                                       PMFD; Chief Executive Officer and Director, PMFS; Director, PMF
Edison, N.J. 08837


Richard A. Redeker         President, Chief           President, Chief Executive Officer and Director, PMF; Executive Vice
                           Executive Officer and        President, Director and member of Operating Committee, Prudential
                           Director                     Securities; Director, Prudential Securities Group, Inc. (PSG);
                                                        Executive Vice President, PIC; Director, PMFD; Director, PMFS


S. Jane Rose               Senior Vice                Senior Vice President, Senior Counsel and Assistant Secretary, PMF;
                           President, Senior            Senior Vice President and Senior Counsel, Prudential Securities
                           Counsel and
                           Assistant Secretary

    (b) Prudential Investment Corporation (PIC)

    See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


Name and Address           Position with PIC                                   Principal Occupations
----------------           -----------------                                   ---------------------

William M. Bethke          Senior Vice President      Senior Vice President, Prudential; Senior Vice President, PIC
Two Gateway Center
Newark, NJ 07102


Barry M. Gillman           Director                   Director, PIC

Theresa A. Hamacher        Vice President             Vice President, Prudential; Vice President, PIC; Director, PMF


Harry E. Knapp, Jr.        President, Chairman of     President, Chairman of the Board, Director and Chief Executive
                           the Board, Director          Officer, PIC; Vice President, Prudential
                           and Chief
                           Executive Officer

Richard A. Redeker         Executive Vice             President, Chief Executive Officer and Director, PMF; Executive Vice
One Seaport Plaza          President                    President, Director and member of Operating Committee,
New York, NY 10292                                      Prudential Securities; Director, PSG; Executive Vice President,
                                                        PIC; Director, PMFD; Director, PMFS

John L. Reeve              Senior Vice                Managing Director, Prudential Asset Management Group;
                           President                    Senior Vice President, PIC

Eric A. Simonson           Vice President             Vice President and Director, PIC; Executive Vice President, Prudential
                           and Director


Item 29. Principal Underwriters

(a)(i) Prudential Securities


    Prudential Securities is distributor for Prudential Jennison Fund, Inc., The Target Portfolio Trust, The BlackRock Government Income Trust, The Global Government Plus Fund, Inc. and The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential MoneyMart Assets Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc. and Prudential Utility Fund, Inc. Prudential Securities is also a depositor for the following unit investment trusts:

               Corporate Investment Trust Fund
               Prudential Equity Trust Shares
               National Equity Trust
               Prudential Unit Trusts
               Government Securities Equity Trust
               National Municipal Trust


(b)(i)   Information   concerning  the  directors  and  officers  of  Prudential
Securities Incorporated is set forth below.


                             Positions and                                               Positions and
                             Offices with                                                Offices with
Name(1)                      Underwriter                                                 the Registrant
----                         -------------                                               --------------

Robert C. Golden             Executive Vice President                                    None
One New York Plaza             and Director
New York, NY 10292


Alan D. Hogan                Executive Vice President,                                   None
                               Chief Administrative
                               Officer and Director


George A. Murray             Executive Vice President and Director                       None

Leland B. Paton              Executive Vice President and                                None
One New York Plaza             Director
New York, NY 10292


Martin Pfinsgraff            Executive Vice President,                                   None
                               Chief Financial Officer and Director


Vincent T. Pica, II          Executive Vice President and Director                       None
One New York Plaza
New York, NY  10292


Richard A. Redeker           Executive Vice President and Director                       President and Director

Hardwick Simmons             Chief Executive Officer,                                    None
                               President and Director


Lee B. Spencer, Jr.          General Counsel, Executive Vice President                   None
                               and Director


    (ii) Information concerning the officers and directors of Prudential Mutual Fund Distributors, Inc. is set forth below.

                             Positions and                                               Positions and
                             Offices with                                                Offices with
Name(1)                      Underwriter                                                 the Registrant
----                         -------------                                               --------------

Joanne Accurso-Soto          Vice President                                              None

Dennis N. Annarumma          Vice President, Assistant Treasurer and                     None
                               Assistant Comptroller

Phyllis J. Berman            Vice President                                              None

Brendan D. Boyle             Chairman and Director                                       None

Stephen P. Fisher            Vice President                                              None

Frank W. Giordano            Executive Vice President, General Counsel,                  None
                               Secretary and Director

Robert F. Gunia              Executive Vice President, Chief Financial Officer,          Vice President
                               Treasurer, and Director

Timothy J. O'Brien           President, Chief Executive Officer, Chief                   None
Raritan Plaza One              Operating Officer and Director
Edison, N.J. 08837

Richard A. Redeker           Director                                                    Director and President

Andrew J. Varley             Vice President                                              None
Raritan Plaza One
Edison, N.J. 08837

---------------
(1)The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 30. Location of Accounts and Records

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, One Seaport Plaza, New York, New York, 10292 and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5),
(6), (7), (9), (10) and (11) and 31a-1(f) will be kept at 2 Gateway Center, Newark, New Jersey, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

Item 31. Management Services

    Other than as set forth under the captions "How the Fund is Managed-Manager" and "How the Fund is Managed-Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32. Undertakings

    The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of February, 1996.


                                        PRUDENTIAL HIGH YIELD FUND, INC.

                                        /s/ Richard A. Redeker
                                        -----------------------------------
                                        (Richard A. Redeker, President)

    Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                        Title                      Date
         ---------                        -----                      ----

/s/ Richard A. Redeker           President and Director        February 20, 1996
-------------------------------
/s/ Richard A. Redeker

/s/ Delayne D. Gold              Director                      February 20, 1996
-------------------------------
/s/ Delayne D. Gold

/s/ Arthur Hauspurg              Director                      February 20, 1996
-------------------------------
/s/ Arthur Hauspurg

/s/ Harry A. Jacobs, Jr.         Director                      February 20, 1996
-------------------------------
/s/ Harry A. Jacobs, Jr.

/s/ Stephen P. Munn              Director                      February 20, 1996
-------------------------------
/s/ Stephen P. Munn

/s/ Louis A. Weil, III           Director                      February 20, 1996
-------------------------------
/s/ Louis A. Weil, III

/s/ Grace Torres                 Treasurer and Principal       February 20, 1996
-------------------------------    Financial and Accounting
/s/ Grace Torres                   Officer

                                  EXHIBIT INDEX

 1. (a) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 22 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1994 (file No. 2-63394).

    (b) Articles of Amendment. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

    (c) Articles Supplementary. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).


    (d) Articles Supplementary.*


 2. Amended and Restated By-Laws. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 22 to the Registration Statement filed on Form N-1A via Edgar on March 1, 1994 (file No. 2-63394).

 4. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.

 5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 2-63394).

    (b) Management Agreement, as amended, between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 18 to Registration Statement on Form N-1A (File No. 2-63394).

    (c) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to
    Exhibit 5(b) to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 2-63394).

 6. (a) Selected Dealers Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 2-63394).

    (b) Distribution and Service Agreement for Class A Shares. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

    (c) Distribution and Service Agreement for Class B Shares. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

    (d) Distribution and Service Agreement for Class C Shares. Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

    (e) Distribution and Service Agreement for Class Z Shares. Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement on Form N-1A filed via EDGAR on October 20, 1995 (File No. 2-63394).


    (f) Amended Distribution Agreement dated January 1, 1996.*


 8. Custodian Agreement dated July 26, 1990, between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No.19 to Registration Statement on Form N-1A (File No.2-63394).

 9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A (File No. 2-63394).

10. Opinion of Sullivan & Cromwell, incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1 (File No. 2-63394).

11. Consent of Independent Accountants.*

15. (a) Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

    (b) Distribution and Service Plan for Class B Shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

    (c) Distribution and Service Plan for Class C Shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

16. (a) Schedule of Calculation of Yield and Average Annual Total Return (Class B Shares), incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 2-63394).

    (b) Schedule of Calculation of Average Annual Total Return (Class A Shares), incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No.19 to Registration Statement on Form N-1A (File No.2-63394).

    (c) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares, incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 21 to Registration Statement on Form N-1A (File No. 2-63394).


 18. Rule 18f-3 Plan.*

 27. Financial Data Schedule.*



----------------
**Filed herewith.